         As filed with the Securities and Exchange Commission on October 9, 1996
                                         Registration Nos. 811-6241 and 33-39133


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                            THE SECURITIES ACT OF 1933                   [X]

                            Pre-Effective Amendment No. ___              [ ]

                            Post-Effective Amendment No. 11              [X]

                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                 [X]

                               Amendment No. 13                          [X]
                       (Check appropriate box or boxes)

                              ------------------
                              LOOMIS SAYLES FUNDS
              (Exact name of registrant as specified in charter)

                    One Financial Center, Boston, MA 02111
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (617) 482-2450

Name and address
of agent for service                                 with a copy to:
--------------------                                 ---------------
Daniel J. Fuss                                       Truman S. Casner, Esq.
Loomis, Sayles & Company, Incorporated               Ropes & Gray
One Financial Center                                 One International Place
Boston, MA 02111                                     Boston, MA  02110

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)                      [_]  on ______________ pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(2)                      [_]  on [date] pursuant to paragrapg (a)(1)

[X]  75 days after filing pursuant to paragraph (a)(2)                      [_]  on [date] pursuant to pargraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      DECLARATION PURSUANT TO RULE 24f-2
                      ----------------------------------

    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended December 31, 1995 on February 29, 1996.

                              LOOMIS SAYLES FUNDS

                             Cross Reference Sheet

                          Items required by Form N-1A


PART A

Item No.        Registration Statement Caption                               Caption in Prospectus

    1.          Cover Page                                                   Cover Page

    2.          Synopsis                                                     Summary of Expenses

    3.          Condensed Financial Information                              Financial Highlights

    4.          General Description of                                       Cover Page; The Trust; Investment Objectives and
                Registrant                                                   Policies; More Information About the Funds' Investments
                                                                             and Risk Considerations

    5.          Management of the Fund                                       Cover Page; The Trust; The Funds' Investment Adviser;
                                                                             Fund Expenses; Portfolio Transactions; Back Cover

    5A.         Management's Discussion of Fund                              More Information about the Funds' Investments and
                Performance                                                  Risk Considerations; Performance Information

    6.          Capital Stock and Other Securities                           The Trust; Shareholder Services; Dividends, Capital
                                                                             Gain Distributions and Taxes

    7.          Purchase of Securities Being Offered                         How to Purchase Shares; Shareholder Services

    8.          Redemption or Repurchase                                     How to Redeem Shares

    9.          Pending Legal Proceedings                                    Not Applicable

PART B

Item No.        Registration Statement Caption                               Caption in Statement of Additional Information

   10.          Cover Page                                                   Cover Page

   11.          Table of Contents                                            Table of Contents

   12.          General Information and History                              Not Applicable

   13.          Investment Objectives and Policies                           Investment Objectives, Policies and Restrictions

   14.          Management of the Fund                                       Management of the Trust

   15.          Control Persons and Principal                                Management of the Trust
                Holders of Securities

   16.          Investment Advisory and Other Services                       Investment Advisory and Other Services

   17.          Brokerage Allocation and Other Practices                     Portfolio Transactions and Brokerage

   18.          Capital Stock and Other Securities                           How to Redeem Shares (Prospectus); Redemptions;
                                                                             Dividends, Capital Gain Distributions and Taxes
                                                                             (Prospectus); Income Dividends, Capital Gain
                                                                             Distributions and Tax Status; Description of the Trust

   19.          Purchase, Redemption and Pricing                             How to Purchase Shares (Prospectus); Shareholder
                of Securities Being Offered                                  Services; How to Redeem Shares (Prospectus);
                                                                             Redemptions; Net Asset Value and Public Offering Price

   20.          Tax Status                                                   Dividends, Capital Gain Distributions and Taxes
                                                                             (Prospectus); Income Dividends, Capital Gain
                                                                             Distributions and Tax Status

   21.          Underwriters                                                 Not Applicable

   22.          Calculations of Performance Data                             Calculation of Yield and Total Return; Performance
                                                                             Data

   23.          Financial Statements                                         Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                            LOOMIS SAYLES FUNDS(TM)
                          The Power of A Passion(TM)
                             One Financial Center
                         Boston, Massachusetts  02111
                                (617) 482-2450

                                   PROSPECTUS
                              December _____, 1996

 The Loomis Sayles Funds - Stock Funds

 Retail Class shares of:

    Loomis Sayles Core Value Fund       Loomis Sayles Small Cap Value Fund
    (formerly, Loomis Sayles Growth     (formerly, Loomis Sayles Small Cap Fund)
     & Income Fund)
    Loomis Sayles Growth Fund           Loomis Sayles Small Company Growth Fund
    Loomis Sayles International Equity  Loomis Sayles Strategic Value Fund
     Fund
    Loomis Sayles Mid-Cap Growth Fund   Loomis Sayles Worldwide Fund
    Loomis Sayles Mid-Cap Value Fund

      Loomis Sayles Core Value Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Mid-Cap Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Company Growth Fund, Loomis Sayles Strategic Value Fund and Loomis Sayles Worldwide Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed, no-load mutual funds and each Fund has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

      The Funds offer two classes of shares: a Retail Class that is described in this Prospectus, and an Institutional Class, with a higher investment minimum for certain categories of investors and bearing lower expenses, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Retail Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated December _____, 1996, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. To obtain more information about the Institutional Class of shares, please call the Distributor toll-free at 800-633-3330.

For information about:

   .  Establishing an account
   .  Account procedures and status
   .  Exchanges
   .  Shareholder services

Call 800-626-9390
For all other information about the Funds:

Call 800-633-3330

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



 SUMMARY OF EXPENSES......................................................

 FINANCIAL HIGHLIGHTS.....................................................

 THE TRUST................................................................

 INVESTMENT OBJECTIVES AND POLICIES.......................................

 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS....

 THE FUNDS' INVESTMENT ADVISER............................................

 PERFORMANCE INFORMATION..................................................

 FUND EXPENSES............................................................

 PORTFOLIO TRANSACTIONS...................................................

 HOW TO PURCHASE SHARES...................................................

 SHAREHOLDER SERVICES.....................................................

 HOW TO REDEEM SHARES.....................................................

 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES..........................

                              SUMMARY OF EXPENSES

    The following information is provided to assist an investor in understanding the various expenses that an investor in a Fund will bear indirectly. The information about each Fund shown below is based on annualized projected expenses of the Retail Class shares for the period from the Retail Class shares commencement of operations through December 31, 1996. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the Example should not be considered a representation of investment performance as actual performance will depend upon actual investment results of securities held in the particular Fund's portfolio.


                                                                                  Small
                                                                       Core        Cap       International
                                                           Growth      Value      Value      Equity     Worldwide
                                                            Fund       Fund       Fund       Fund       Fund
                                                          ---------  ---------  ---------  ---------  ----------
 Shareholder Transaction Expenses:

     Maximum Sales Load Imposed on
       Purchases (as % of offering price)...............      none       none       none       none        none
     Maximum Sales Load Imposed on
       Reinvested Dividends (as % of
       offering price)..................................      none       none       none       none        none
     Deferred Sales Load (as % of original
       purchase price or redemption
       proceeds as applicable)..........................      none       none       none       none        none
     Redemption Fees/1/.................................      none       none       none       none        none
     Exchange Fees......................................      none       none       none       none        none

 Annual Operating Expenses (as a percentage of net assets):

     Management Fees....................................       .50%       .50%       .75%       .75%        .75%
     12b-1 Fees.........................................       .25%       .25%       .25%       .25%        .25%
     Other Operating Expenses (after expense
       reimbursements where indicated).....................    .75%/2/    .75%/2/    .50%/2/    .50%/2/     .50%/2/
     Total Operating Expenses (after expense
   reimbursements where indicated)......................      1.50%/2/   1.50%/2/   1.50%/2/   1.50%/2/    1.50%/2/

 Example:

     An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):

       One Year.........................................         x          x          x          x           x
       Three Years......................................         x          x          x          x           x


                                      Small     Mid-Cap    Mid-Cap   Strategic
                                     Company     Value     Growth      Value
                                     Growth      Fund       Fund        Fund
                                      Fund

 Shareholder Transaction Expenses:

   Maximum Sales Load Imposed on
    Purchases
     (as % of offering price).....    none       none       none       none
   Maximum Sales Load Imposed on
   Reinvested Dividends (as % of
     (offering price).............    none       none       none        none
   Deferred Sales Load
     (as % of original purchase
      price or redemption proceeds
      as applicable)..............    none       none       none       none
   Redemption Fees/1/.............    none       none       none       none
   Exchange Fees..................    none       none       none       none

 Annual Operating Expenses (as a
  percentage of net assets):

   Management Fees................     .75%       .75%       .75%        .50%
   12b-1 Fees.....................     .25%       .25%       .25%        .25%
   Other Operating Expenses
    (after expense reimbursements
     where indicated).............     .50%/2/    .50%/2/    .50%/2/     .75%/2/
   Total Operating Expenses
    (after expense reimbursements
     where indicated).............    1.50%/2/   1.50%/2/   1.50%/2/    1.50%/2/

 Example:

   An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with a redemption at the end of each time period):

     One Year                             x          x          x           x
     Three Years                          x          x          x           x

   An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (without a redemption at the end of each time period):

     One Year                             x          x          x          x
     Three Years                          x          x          x          x

   ______________________________

   /1/ A $5 charge applies to any wire transfer of redemption proceeds from any Fund.

   /2/ Loomis Sayles has voluntarily agreed, for an indefinite period, to limit these expenses to the percentages of net assets shown above. Without this agreement, estimated annualized Total Operating Expenses for the fiscal period ended December 31, 1996 would have been _____% for the Growth Fund, _____% for the Core Value Fund, _____% for the Small Cap Value Fund, _____% for the International Equity Fund, _____% for the Worldwide Fund, _____% for the Small Company Growth Fund, _____% for the Mid-Cap Value Fund, _____% for the Mid-Cap Growth Fund and _____% for the Strategic Value Fund.

   /3/ Under SEC rules, new funds are required to show expenses for the one-and three-year periods only.

                             FINANCIAL HIGHLIGHTS

   (For an Institutional Class share of each Fund outstanding throughout the indicated periods)

   The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for prior periods is included in financial statements of the Funds that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Funds' 1996 Semiannual Report and the "Report of Independent Accountants," financial statements and notes thereto contained in the Fund's 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information. The information shown below is for Institutional Class shares of each Fund; Retail Class shares bear higher expenses than Institutional Class shares and are expected to have a lower total return than Institutional Class shares.

                                                                        Growth Fund
                                               -----------------------------------------------------------------
                                                Six Months
                                                   Ended
                                                 June 30,                Year Ended Dec. 31,           May 16/*/
                                                   1996                                                  to
                                                            -----------------------------------------  Dec. 31,
                                                (Unaudited)    1995      1994      1993      1992        1991
                                                -----------  --------  --------  --------  --------  ------------
Net asset value, beginning of period             $   15.27   $ 12.50   $ 13.02   $ 12.46   $ 12.01       $ 10.00
                                                 ---------   -------   -------   -------   -------       -------

Income from investment operations --
  Net investment income (loss)                       (0.04)    (0.00)    (0.02)     0.00     (0.04)         0.00
  Net realized and unrealized gain (loss) on          1.90      3.86     (0.45)     1.16      0.49          2.45
   investments                                   ---------   -------   -------   -------   -------       -------
   Total from investment operations                   1.86      3.86     (0.47)     1.16      0.45          2.45
                                                 ---------   -------   -------   -------   -------       -------
Less distributions --
  Distributions from net realized capital             0.00     (1.09)    (0.04)    (0.60)     0.00         (0.44)
    gains
  Distributions from capital                          0.00      0.00     (0.01)     0.00      0.00          0.00
                                                 ---------   -------   -------   -------   -------       -------
   Total distributions                                0.00     (1.09)    (0.05)    (0.60)     0.00         (0.44)
                                                 ---------   -------   -------   -------   -------       -------
Net asset value, end of period                   $   17.13   $ 15.27   $ 12.50   $ 13.02   $ 12.46       $ 12.01
                                                 =========   =======   =======   =======   =======       =======
Total return (%)                                     12.2      30.9      (3.7)      9.3       3.8          24.5
Net assets, end of period (000)                  $  48,740   $45,011   $36,580   $32,385   $24,451       $16,105
Ratio of operating expenses to average net
   assets (%)                                        1.09/**/  1.08      1.16      1.20      1.50          1.50/**/
Ratio of net investment income to average
   net assets (%)                                   (0.48)/**/ (0.29)    (0.14)    (0.17)    (0.45)         0.01/**/
Portfolio turnover rate (%)                         116/**/     48        46        64        98            69/**/
Average Commission Rate ***                       $  0.0362   ---       ---       ---       ---           ---
Without giving effect to voluntary expense
   limitations:
   The ratio of operating expenses to
     average net assets would have been (%)          1.09/**/   1.08      1.16      1.20      1.51          1.66/**/
Net investment income per share would
    have been                                   $   (0.04)   $  0.00   $ (0.02)  $  0.00   $ (0.04)      $ (0.01)


 /*/    Commencement of operations

 /**/   Computed on an annualized basis.

 /***/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                                                                         Core Value Fund
                                                --------------------------------------------------------------------
                                                Six Months
                                                   Ended
                                                 June 30,                     Year Ended Dec. 31,        May 16/*/
                                                   1996                                                     to
                                                             ----------------------------------------    Dec. 31,
                                                (Unaudited)    1995      1994      1993      1992          1991
                                                -----------    ----      ----      ----      ----          ----
Net asset value, beginning of period               $ 14.57   $ 11.80   $ 12.49   $ 11.53   $ 10.54       $ 10.00
                                                   -------   -------   -------   -------   -------       -------
Income from investment operations --
  Net investment income (loss)                        0.12      0.23      0.15      0.13      0.13          0.12
  Net realized and unrealized gain (loss) on
   investments                                        0.92      3.93     (0.26)     1.24      1.36          0.59
                                                   -------   -------   -------   -------   -------       -------
   Total from investment operations                   1.04      4.16     (0.11)     1.37      1.49          0.71
                                                   -------   -------   -------   -------   -------       -------
Less distributions --
  Dividends from net investment income                0.00     (0.23)    (0.15)    (0.12)    (0.13)        (0.12)
  Distributions from net realized capital
    gains                                             0.00     (1.16)    (0.43)    (0.29)    (0.37)        (0.05)
  Distributions from capital                          0.00      0.00      0.00      0.00      0.00          0.00
                                                   -------   -------   -------   -------   -------       -------
    Total distributions                               0.00     (1.39)    (0.58)    (0.41)    (0.50)        (0.17)
                                                   -------   -------   -------   -------   -------       -------
Net asset value, end of period                     $ 15.61   $ 14.57   $ 11.80   $ 12.49   $ 11.53       $ 10.54
                                                   =======   =======   =======   =======   =======       =======
Total return (%)                                      7.1      35.2      (0.9)     11.9      14.1           7.2
Net assets, end of period (000)                    $38,153   $36,465   $25,946   $20,657   $12,279       $ 7,689
Ratio of operating expenses to average net
  assets (%)                                          1.18/**/  1.20      1.33      1.50      1.50          1.50/**/
Ratio of net investment income to average
  net assets (%)                                      1.51/**/  1.61      1.28      1.23      1.42          2.09/**/
Portfolio turnover rate (%)                          44/**/    60        48        53        67            27/**/
Average Commission Rate ***                          $0.0549   ---       ---       ---       ---           ---
Without giving effect to voluntary expense
 limitations:
  The ratio of operating expenses to                  1.18/**/  1.20      1.33      1.56      2.19          2.59/**/
     average net assets would have been (%)
  Net investment income per share would            $  0.12   $  0.23   $  0.15   $  0.12   $  0.07       $  0.06
     have been


 /*/    Commencement of operations

 /**/   Computed on an annualized basis.

 /***/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                                                        Small Cap Value Fund
                                                -------------------------------------------------------------------------
                                                Six Months
                                                   Ended
                                                 June 30,               Year Ended Dec. 31,                   May 16/*/
                                                   1996                                                          to
                                                             --------------------------------------            Dec 31,
                                                (Unaudited)      1995      1994      1993      1992             1991
                                                -----------      ----      ----      ----      ----             ----
Net asset value, beginning of period              $  15.33     $ 12.86   $ 14.13   $ 12.88   $ 12.49         $   10.00
                                                  --------     -------   -------   -------   -------         ---------
Income from investment operations --
  Net investment income (loss)                        0.04        0.04     (0.04)     0.00     (0.06)            (0.01)
  Net realized and unrealized gain (loss) on
   investments                                        2.39        4.06     (1.12)     3.15      1.67              3.03
                                                  --------     -------   -------   -------   -------         ---------
   Total from investment operations                   2.43        4.10     (1.16)     3.15      1.61              3.02
                                                  --------     -------   -------   -------   -------         ---------
Less distributions --
  Dividends from net investment income                0.00       (0.04)     0.00      0.00      0.00              0.00
  Distributions from net realized capital
    gains                                             0.00       (1.59)    (0.11)    (1.90)    (1.22)            (0.53)
                                                  --------     -------   -------   -------   -------         ---------
    Total distributions                               0.00       (1.63)    (0.11)    (1.90)    (1.22)            (0.53)
                                                  --------     -------   -------   -------   -------         ---------
Net asset value, end of period                    $  17.76     $ 15.33   $ 12.86   $ 14.13   $ 12.88         $   12.49
                                                  ========     =======   =======   =======   =======         =========
Total return (%)                                     15.9        32.1      (8.2)     24.7      13.1              30.5
Net assets, end of period (000)                   $107,530     $90,455   $73,126   $67,553   $39,244         $  14,581
Ratio of operating expenses to average net
  assets (%)                                          1.22**      1.25      1.27      1.35      1.50              1.50**
Ratio of net investment income to average
  net assets (%)                                      0.50**      0.29     (0.30)    (0.38)    (0.79)            (0.19)**
Portfolio turnover rate (%)                          78**       155        87       106       109                56**
Average Commission Rate ***                       $   0.0311     ---       ---       ---       ---               ---
Without giving effect to voluntary expense
  limitations:
  The ratio of operating expenses to
    average net assets would have been (%)            1.22**      1.25      1.27      1.35      1.66              2.43**
  Net investment income per share would
    have been                                     $   0.04     $  0.04   $ (0.04)  $  0.00   $ (0.07)        $   (0.06)


---------------------------------------
 *    Commencement of operations

 **   Computed on an annualized basis.

 *** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                                                                                                         Worldwide
                                                                    International Equity Fund                              Fund
                                                 --------------------------------------------------------------------   ----------
                                                     Six Months                                                            May 1,
                                                       Ended                                                May 16/*/     1996/*/
                                                      June 30,               Year Ended Dec. 31,               to           to
                                                        1996                                                 Dec. 31,     June 30,
                                                                    --------------------------------------                 1996
                                                    (Unaudited)        1995      1994      1993      1992      1991     (unaudited)
                                                 ---------------    --------  --------  --------  --------  --------
Net asset value, beginning of period                  $ 11.65       $ 11.61   $ 12.90   $  9.64   $ 10.27   $ 10.00     $ 10.00
                                                      -------       -------   -------   -------   -------   -------     -------
Income from investment operations --
  Net investment income (loss)                           0.11          0.14      0.15      0.11      0.10      0.08        0.06
  Net realized and unrealized gain (loss) on
   investments
                                                         0.82          0.87     (0.38)     3.61     (0.62)     0.29        0.06
                                                      -------       -------   -------   -------   -------   -------     -------
   Total from investment operations                      0.93          1.01     (0.23)     3.72     (0.52)     0.37        0.12
                                                      -------       -------   -------   -------   -------   -------     -------
Less distributions --
  Dividends from net investment income                   0.00         (0.14)    (0.14)    (0.10)    (0.10)    (0.08)       0.00
  Distributions from net realized capital
    gains                                                0.00         (0.83)    (0.92)    (0.36)    (0.01)     0.00        0.00
  Distributions from paid-in capital                     0.00          0.00      0.00      0.00      0.00     (0.02)       0.00
                                                      -------       -------   -------   -------   -------   -------     -------
    Total distributions                                  0.00         (0.97)    (1.06)    (0.46)    (0.11)    (0.10)       0.00
                                                      -------       -------   -------   -------   -------   -------     -------
Net asset value, end of period                        $ 12.58       $ 11.65   $ 11.61   $ 12.90   $  9.64   $ 10.27     $ 10.12
                                                      =======       =======   =======   =======   =======   =======     =======
Total return (%)                                         8.0           8.7      (1.8)     38.5      (5.1)      3.7         1.2
Net assets, end of period (000)                       $83,356       $79,488   $73,189   $56,560   $14,937   $ 6,916     $ 4,727
Ratio of operating expenses to average net
   assets (%)                                            1.50**        1.45      1.46      1.50      1.50      1.50**      1.00**

Ratio of net investment income to average
   net assets (%)                                        1.78**        1.16      1.30      1.20      1.64      1.55**      4.66*
Portfolio turnover rate (%)                            162**         133       116       128       101       109**        31**
Average Commission Rate ***                             $0.0007      ---       ---       ---       ---       ---          $0.0158
Without giving effect to voluntary expense
   limitations:
   The ratio of operating expenses to
     average net assets would have been (%)              1.50**        1.45      1.46      1.72      2.77      3.66**      4.46**
   Net investment income per share would
     have been                                        $  0.11       $  0.14   $  0.15   $  0.09   $  0.02    $(0.03)    $  0.02


 *    Commencement of operations

 **   Computed on an annualized basis.

 *** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                   THE TRUST

    Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.


                      INVESTMENT OBJECTIVES AND POLICIES

 Loomis Sayles Growth Fund
 -------------------------

    The Fund's investment objective is long-term growth of capital.

    The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent. Investments are selected based on their growth potential; current income is not a consideration. The Fund may invest in companies with relatively small market capitalization, as well as in larger companies. The Fund may invest a limited portion of its assets in securities of foreign issuers.

 Loomis Sayles Core Value Fund
 -----------------------------

    The Fund's investment objective is long-term growth of capital and income.

    The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent which Loomis Sayles considers to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects. The Fund may invest a limited portion of its assets in securities of foreign issuers.

 Loomis Sayles Small Cap Value Fund
 ----------------------------------

    The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

    The Fund seeks to achieve its objective by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. The Fund will normally invest at least 65% of its total assets in companies with market capitalization of less than $1 billion and may invest up to 35% of its assets in larger companies. Loomis Sayles seeks to build a core small cap portfolio of stocks of solid companies with reasonable growth prospects and that are attractively priced in relation to the companies' earnings with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks. The Fund may invest a limited portion of its assets in securities of foreign issuers. Current income is not a consideration in selecting the Fund's investments.

 Loomis Sayles International Equity Fund
 ---------------------------------------

    The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

    The Fund seeks to achieve its objective by investing primarily in equity securities of companies organized or headquartered outside the United States. Under normal conditions the Fund will invest at least 65% of its total assets in equity securities of issuers of at least three countries outside the United States, and no more than 20% of its assets in issuers headquartered in any one country. For temporary defensive purposes, the Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States.

 Loomis Sayles Worldwide Fund
 ----------------------------

    The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

    The Fund seeks to achieve its objective by investing in U.S. and foreign equity and debt securities. The allocation of the Fund's assets among the four sectors of domestic equities, international equities, domestic bonds and international bonds will be made by Loomis Sayles' Global Asset Allocation Group. The Fund will normally invest its assets in securities of issuers from at least three countries, one of which will be the United States. The Fund may invest less than 35% of its assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds"). The Fund may also invest in collateralized mortgage obligations ("CMOs") and Rule 144A securities. See "More Information about the Funds' Investments" below.

    The Fund may engage in options and forward contract transactions to hedge against changes in the value of securities and the currencies in which they are denominated.

 Loomis Sayles Small Company Growth Fund
 ---------------------------------------

    The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

    The Fund seeks to attain its objective by investing primarily in stocks of small, rapidly growing companies that Loomis Sayles believes have the potential for accelerating earnings growth and rising profit margins. The Fund will normally invest at least 65% of its total assets in companies with market capitalization of less than $1 billion and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management. Current income is not a consideration in selecting the Fund's investments. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

 Loomis Sayles Mid-Cap Value Fund
 --------------------------------

    The Fund's objective is long-term capital growth from investments in common stocks or their equivalent.

    The Fund seeks to achieve its objective by investing primarily in stocks with market capitalization between $500 million and $5 billion. The Fund will normally maintain a median market capitalization between $1 billion and $5 billion. Loomis Sayles seeks to build a core portfolio of stocks that Loomis Sayles believes to be undervalued by the market in relation to the issuer's earnings, dividends, assets and growth prospects and that has a lesser emphasis on special situations and turnarounds (companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery). Current income is not a consideration in selecting the Fund's investments. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending.
 The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

 Loomis Sayles Mid-Cap Growth Fund
 ---------------------------------

    The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

    The Fund seeks to achieve its objective by investing primarily in stocks with market capitalization between $500 million and $5 billion. The Fund will normally maintain a median market capitalization between $1 billion and $5 billion. Stock selection will be driven by identifying the companies that are dominant in their markets, valuing each stock according to its appropriate growth phase and diversifying according to the risk characteristics of each phase. Current income is not a consideration in selecting the Fund's investments. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

 Loomis Sayles Strategic Value Fund
 ----------------------------------

    The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

    The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent that Loomis Sayles considers to be undervalued by the markets. Stocks are selected based on a combination of quantitative factors including historical, relative price-earnings ratios; price-earnings ratios relative to growth rates; relative fundamentals and price momentum; and qualitative factors including the quality of management, position in the industry, debt and balance sheet restructuring and product cycles. The Fund's strategy is to have a relatively concentrated portfolio normally consisting of approximately 35-40 securities that Loomis Sayles considers best positioned to perform in the current and future environment. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of it assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

 All Funds
 ---------

    Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.


                       MORE INFORMATION ABOUT THE FUNDS'
                                  INVESTMENTS
                            AND RISK CONSIDERATIONS

 Common Stocks and Other Equity Securities
 -----------------------------------------

    Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. Therefore, the value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

 Debt and Other Fixed Income Securities
 --------------------------------------

    The Worldwide Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed income securities for any particular period. The net asset value of such a fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

    Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

 Zero Coupon Securities
 ----------------------

    The Worldwide Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

 Collateralized Mortgage Obligations
 -----------------------------------

    The Worldwide Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

 When-Issued Securities
 ----------------------

    Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid high-grade assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

 Rule 144A Securities
 --------------------

      The Worldwide Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

 Foreign Securities
 ------------------

    Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Growth, Core Value and Small Cap Value Funds will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. The Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may invest any portion of its assets in securities of Canadian issuers, but will not purchase other foreign securities if, as a result, the Funds' holding of non-U.S. and non-Canadian securities would exceed 20% of the Funds' total assets.

    Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

    A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

    Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

    In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

    In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

 Foreign Currency Hedging Transactions
 -------------------------------------

    Each Fund that invests in foreign securities may engage in foreign currency exchange transactions, in connection with the purchase and sale of foreign securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

    Foreign currency transactions involve costs and may result in losses. In addition, each Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

 Options and Futures Transactions
 --------------------------------

      The International Equity, Worldwide, Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

      Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

      A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Funds exceeds (or is less than) the price of the offsetting purchase, the Funds will realize a gain (or loss).

      The value of options purchased by the Funds and futures contracts held by the Funds may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Funds' portfolio. All transactions in options and futures involve the possible risk of loss to the Funds of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Funds' investment. The Funds will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and contracts.

      The successful use of options and futures will usually depend on the ability to forecast stock market, currency or other financial market movements correctly. The Funds' ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Funds to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular item. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Funds will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

      The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

 Securities Lending
 ------------------

      The Small Company, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33/1//\\3\\% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

      Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.


                         THE FUNDS' INVESTMENT ADVISER

      The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company.

      In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles's conduct of the affairs of the Funds.

      As of _________________, 1996, the Loomis Sayles Employees' Profit Sharing Plan owned _____% of the Growth Fund and Loomis-Sayles Funded Pension Plan owned 85% of the Worldwide Fund. Each of these shareholders may be deemed to control the relevant Fund or Funds.

      Jerome A. Castellini, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Growth Fund since its inception in 1991 and the Mid-Cap Growth Fund since 1996. Jeffrey W. Wardlow, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Core Value Fund since its inception in 1991. Jeffrey C. Petherick, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since its inception in 1991, and Mary C. Champagne, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1995. Christopher R. Ely, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager and Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis

 Sayles, have served as assistant portfolio managers of the Small Company Growth Fund since its inception in 1996. Jeffrey C. Petherick and Gregg D. Watkins, Vice Presidents of the Trust and Loomis Sayles, have served as portfolio managers of the Mid-Cap Value Fund since its inception in 1996. Scott S. Pape, a Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Mid-Cap Growth Fund since its inception in 1996. Philip J. Schettewi, Vice President of the Trust and Loomis Sayles, has served as the portfolio manager of the Strategic Value Fund since its inception in 1996. Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the domestic bonds sector of the Worldwide Fund since that Fund's inception in 1996. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as portfolio manager of the international bonds sector of the Worldwide Fund since that Fund's inception in 1996. Quentin P. Faulkner, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the domestic equities sector of the Worldwide Fund since that Fund's inception in 1996. Paul H. Drexler, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the international equities sector of the Worldwide Fund since that Fund's inception in 1996 and of the International Equity Fund since that Fund's inception in 1996. Each of the foregoing, except Ms. Champagne and Messrs. Drexler, Ely, Fine, Smith, and Watkins have been employed by Loomis Sayles for at least five years. Before joining Loomis Sayles in 1993, Ms. Champagne was a portfolio manager at NBD Bank, and Mr. Drexler was an economist and portfolio manager at Brown Brothers Harriman & Co. Prior to joining Loomis Sayles in 1996, Mr. Ely was Senior Vice President and Portfolio Manager, and Messrs. Fine and Smith were Vice Presidents and Portfolio Managers, of Keystone Investment Management Company, Inc. Prior to joining Loomis Sayles in 1991, Mr. Watkins was an investment manager with Comerica, Inc.


                            PERFORMANCE INFORMATION

 Portfolio Managers' Past Performance
 ------------------------------------

      The performance information presented in the graphs below relates to the institutional private accounts managed by the portfolio managers of the Small Company Growth Fund and the Strategic Value Fund that have investment objectives and policies substantially similar to those of the relevant Fund. The Funds are newly organized and have no performance record of their own. The information below should not be considered a prediction of the future performance of any Fund. The performance of the Funds may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. The performance information shown below for the accounts described below is adjusted to give effect to the higher of the level of the actual expenses of the accounts during the periods shown or the annualized expenses projected for the relevant Fund's Retail Class shares during the first fiscal year.

 Small Company Growth Accounts
 -----------------------------

      Christopher R. Ely, Portfolio Manager of the Small Company Growth Fund, and Philip C. Fine and David L. Smith, Assistant Portfolio Managers of the Small Company Growth Fund, also serve, and have served, in those capacities for other accounts that have investment objectives and investment policies substantially similar to the Small Company Growth Fund (the "Small Company Growth Accounts"). Prior to July 22, 1996, Messrs. Ely, Fine and Smith were affiliated with another advisory firm. The following graph shows total returns for the one and two year periods ended September 30, 1996 for the Small Company
 Growth Accounts.   The information presented in footnote (2 ) below the graph represents the total return of the Keystone Institutional Small Cap Growth Fund and Keystone Small Company Growth Fund II, which have investment objectives and policies substantially similar to those of the Small Company Growth Fund and which, from their inception through July 11, 1996, were managed by Messrs. Ely, Fine and Smith in their capacities as employees of the firm with which they were then affiliated. The performance information shown below is adjusted to give effect to the higher of the level of the actual expenses of the Accounts during the periods shown or the annualized expenses projected for the Fund's Retail Class shares during the first full fiscal year.

      A bar graph appears here, illustrating the one and two year annual returns for the periods ended September 30, 1996 for the Accounts (1)(2), the Russell 2000 Index, the Russell 2000 Growth Index and the S&P 600 Index. The data points from the chart are as follows:

 Accounts                            %

 Russell 2000 Index                  %

 Russell 2000 Growth Index           %

 S&P 600 Index                       %

 (1) The annual total return for the Accounts for the period June 29, 1994 (inception of the Accounts) to September 30, 1996 was [ ]%. The Accounts were managed by Messrs. Ely, Fine and Smith throughout the periods shown except for the period July 11, 1996 through September 16, 1996 when the management of the Accounts was in transition from the former adviser to Loomis Sayles.

 (2) In the case of the Keystone Institutional Small Cap Growth Fund ("Institutional Fund"), the total return for the period January 1, 1996 (inception of the Institutional Fund) to July 11, 1996 (the date that Messrs. Ely, Fine and Smith ceased management of the Institutional Fund) was [ ]%.
 In the case of the Keystone Small Company Growth Fund II ("Fund II"), the total return for February 20, 1996, the date of the Fund's inception, through July 11, 1996 was [ ]. The information relating to Fund II does not take into account the sales charges of Fund II. The lower total return of Fund II compared to the Institutional Fund and the Accounts is partially attributable to certain tax restrictions.

 Strategic Value Accounts
 ------------------------

      Philip J. Schettewi, portfolio manager of the Strategic Value Fund, also serves as portfolio manager for other accounts that have substantially the same investment objective and investment policies as the Strategic Value Fund (the "Strategic Value Accounts") . The following graph shows the total returns for the period from __________ through ____________ for the Strategic Value Accounts. The graph also shows the total return of the Standard & Poor's/Barra Value Index for [each] [the same] periods.

      A bar graph appears here, illustrating the __, ___, ___ year total returns for ___________ to _______________ for the Strategic Value Accounts and the Standard & Poor's/Barra Value Index.

 Accounts                             %

 Standard & Poor's/Barra Value Index  %


                                 FUND EXPENSES

    Each Fund pays Loomis Sayles a monthly investment advisory fee. This fee is at the following annual percentage rate of the Fund's average daily net assets:

            Fund                      Fee Rate
            ----                      ---------

            Growth                       .50%
            Core Value                   .50
            Small Cap Value              .75
            International Equity         .75
            Worldwide                    .75
            Small Company Growth         .75
            Mid-Cap Value                .75
            Mid-Cap Growth               .75
            Strategic Value              .50

    In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 12b-1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles and its affiliated companies.

    Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each of the Funds pays the Distributor, a subsidiary of Loomis Sayles, a monthly distribution fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to the Retail Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares of the Funds, or for providing personal services to investors in Retail Class shares of the Funds and/or the maintenance of accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the Retail Class shares of the Funds. Loomis Sayles may pay certain broker-dealers or financial intermediaries whose customers are shareholders of the Funds a continuing fee in an amount of up to .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

    Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total operating expenses of the Retail Class of shares of each Fund to 1.50% of the Fund's average net assets. Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' prospectus would be supplemented to describe the change and such Prospectus supplement would be mailed to shareholders 30 days before termination of the arrangements.


                            PORTFOLIO TRANSACTIONS

    Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains. Although it is not possible to predict the portfolio turnover rate with certainty, Loomis Sayles does not expect the Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds' portfolio turnover rate to exceed _____%, _____%, _____%, and _____, respectively.

    Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Funds. Subject to seeking best price and execution, Loomis Sayles may allocate these transactions to brokers or dealers whose customers have invested in the Trust.


                            HOW TO PURCHASE SHARES

    An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:
                        Boston Financial Data Services
                        P.O. Box 8314
                        Boston, Massachusetts  02266-8314
                        Attn: Loomis Sayles Funds

    The minimum investment for the Retail Class of each Fund's shares is $250,000 in that Fund. This investment minimum does not apply to purchases through certain financial intermediaries including, but not limited to, certain financial advisers, broker dealers, 401k alliances, wrap programs, no transaction fee programs, bank trust departments, financial consultants and insurance companies. The investment minimum will also be waived for shareholders who invest less than $250,000 but sign a letter of intent stating their intention to bring their balance to $250,000 in six months or less. Loomis Sayles reserves the right to redeem the accounts at net asset value of shareholders that have signed a letter of intent but fail to meet the investment minimum within the specified time. Subsequent investments must be at least $50.00.

    Shares of any Fund may be purchased by (i) cash, (ii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling (800) 633-3330.

    Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities.

    All purchases made by check should be in U.S. dollars and made payable to the Loomis Sayles Funds or State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

    Upon acceptance of an investor's order, Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"), opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

    After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

    Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
 "$ amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and Retail Class), DDA #9904-622-9, Shareholder Name, Shareholder Account Number." A bank may charge a fee for transmitting funds by wire.

    Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

    The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

    Each Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Fund.
 Although there is no sales charge levied directly by the Fund, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or Loomis Sayles.

    Each Fund also offers an Institutional Class of shares that has a $1 million investment minimum and bears lower expenses. Because of its lower expenses, the Institutional Class of shares is expected to have a higher total return than the Retail Class of shares.


                             SHAREHOLDER SERVICES

    The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

      Free Exchange Privilege.  Shares of the Retail Class of any Fund may be
      -----------------------
      exchanged for shares of the Retail Class of any other Fund or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than 4 exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

      Retirement Plans.  The Retail Class of the Funds' shares may be purchased
      ----------------
      by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

      Systematic Withdrawal Plan.  If the value of an account is at least
      --------------------------
      $25,000 an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

      Automatic Investment Plan.  Voluntary monthly investments of at least $50
      -------------------------
      may be made automatically by pre-authorized withdrawals from an investor's checking account.


                             HOW TO REDEEM SHARES

    An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

    The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

    If (1) an investor is redeeming shares worth more than $50,000, (2) is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, an investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

    If an investor has requested certificates for the investment, an investor must enclose the certificates and a properly completed redemption form or stock power. The Funds recommend that certificates be sent by registered mail.

    When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5.00) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

    If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank and Trust Company ("State Street"). BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street, BFDS and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

    The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

    Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

    The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

    The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

    Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

    Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

    Income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains whether distributed in cash or additional shares and regardless of how long an investor has owned shares of a Fund.

    Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to an investor (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

    Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders.

    State Street Bank will send each investor and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

 NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts  02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts  02266


LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109


          LOOMIS SAYLES
              FUNDS

           Stock Funds
       Retail Class Shares

     The Power of A Passion/TM/

           Stock Funds
           Retail Class

            PROSPECTUS

               AND

           APPLICATION

       December _____, 1996



       One Financial Center
   Boston, Massachusetts  02111
          (617) 482-2450

                             LOOMIS SAYLES FUNDS(TM)
                           The Power of A Passion(TM)
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (617) 482-2450

                                   PROSPECTUS
                              December _____, 1996

  The Loomis Sayles Funds - Bond Funds:

  Retail Class shares of:

     Loomis Sayles Bond Fund
     Loomis Sayles High Yield Fund
     Loomis Sayles Global Bond Fund
     Loomis Sayles Short-Term Bond Fund
     Loomis Sayles Investment Grade Bond Fund
     Loomis Sayles Intermediate Maturity Bond Fund

       Loomis Sayles Bond Fund, Loomis Sayles High Yield Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Short-Term Bond Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Intermediate Maturity Bond Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed and each Fund has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

       The Funds offer two classes of shares: a Retail Class that is described in this Prospectus, and an Institutional Class, with a higher investment minimum for certain categories of investors and bearing lower expenses, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Retail Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated December _______, 1996 is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. To obtain more information about the Institutional Class of shares, please call the Distributor toll-free at 800-633-3330.

For information about:

  .   Establishing an account
  .   Account procedures and status
  .   Exchanges
  .   Shareholder services

Call 800-626-9390

For all other information about the Funds:

Call 800-633-3330

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE LOOMIS SAYLES HIGH YIELD FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER-RATED SECURITIES, COMMONLY KNOWN AS "JUNK BONDS" AND MAY INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN SUCH SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD FUND. SEE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS--LOWER RATED FIXED INCOME SECURITIES" AND "APPENDIX A."

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES..........................................................
FINANCIAL HIGHLIGHTS.........................................................
THE TRUST....................................................................
MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS........
THE FUNDS' INVESTMENT ADVISER................................................
PERFORMANCE INFORMATION......................................................
FUND EXPENSES................................................................
PORTFOLIO TRANSACTIONS.......................................................
HOW TO PURCHASE SHARES.......................................................
SHAREHOLDER SERVICES.........................................................
HOW TO REDEEM SHARES.........................................................
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES..............................
APPENDIX A
         DESCRIPTION OF BOND RATINGS........................................A-1

                               SUMMARY OF EXPENSES

       The following information is provided to assist in understanding the various expenses that an investor in a Fund will bear indirectly. The information about each Fund shown below is based on annualized projected expenses of the Retail Class of shares for the period from the Retail Class commencement of operations through December 31, 1996. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the Example should not be considered a representation of investment performance as actual performance will depend upon actual investment results of securities held in the particular Fund's portfolio.


                                                        Bond          High Yield          Global         Short-Term
                                                        Fund             Fund            Bond Fund        Bond Fund

  Shareholder Transaction Expenses:

     Maximum Sales Load Imposed on Purchases
         (as % of offering price)                       none             none              none             none
     Maximum Sales Load Imposed On
         Reinvested Dividends (as of offering price)    none             none              none             none
     Deferred Sales Load
         (as % of original purchase price
         or redemption proceeds as applicable)          none             none              none             none
     Redemption Fees/1/                                 none             2.00%             none             none
     Exchange Fees                                      none             none              none             none

Annual Operating Expenses (as a percentage of net assets:)

     Management Fees                                   .60%              .60%             .60%              .25%
     12b-1 Fees                                        .25%              .25%             .25%              .25%
     Other Operating Expenses (after expense
         reimbursements where indicated)               .15% /2/          .15% /2/         .65% /2/          .25% /2/
     Total Operating Expenses (after expense
         reimbursements where indicated)              1.00% /2/         1.00% /2/        1.50% /2/          .75% /2/

  Example:

     An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with a redemption at the end of each time period):

         One Year                                         x                x                 x                x
         Three Years                                      x                x                 x                x

     An investor would pay the following expenses on a $1,000 investment (assuming a 5% annual return (without a redemption at the end of each time period):

         One Year                                         x                x                 x                x
         Three Years                                      x                x                 x                x


                                                    Investment    Intermediate
                                                       Grade        Maturity
                                                       Bond          Bond
  Shareholder Transaction Expenses:

     Maximum Sales Load Imposed on
         Purchases (as % of offering price)             none          none

     Maximum Sales Load Imposed on
         Reinvested Dividends (as % of
         offering price)                                none          none

     Deferred Sales Load (as % of original
         purchase price or redemption proceeds
         as applicable)                                 none          none

     Redemption Fees/1/                                 none          none
     Exchange Fees                                      none          none

  Annual Operating Expenses (as a percentage of net assets):

     Management Fees                                   .40%           .40%
     12b-1 Fees                                        .25%           .25%
     Other Operating Expenses (after expense
         reimbursements where indicated)               .15% /2/       .15% /2/
     Total Operating Expenses (after expense
         reimbursements where indicated)               .80% /2/       .80% /2/

  Example:

     An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):

         One Year                                         x            x
         Three Years                                      x            x

  --------------------

/1/ A $5 charge applies to any wire transfer of redemption proceeds from any Fund. A 2.00% redemption fee applies with respect to shares of the High Yield Fund redeemed within one (1) year of purchase. Loomis Sayles may, in its discretion, waive redemption fees on shares of the High Yield Fund as set forth under the heading "How to Redeem Shares" if it determines that there are minimal brokerage and transaction costs incurred in connection with the redemption.
/2/ Loomis Sayles has voluntarily agreed, for an indefinite period, to limit these expenses to the percentages of net assets shown above. Without this agreement, annualized estimated total operating expenses for the fiscal period ended December 31, 1996 would have been _____% for the Bond Fund, _____% for the High Yield Fund, _____% for the Global Bond Fund, _____% for the Short-Term Bond Fund, _____% for the Investment Grade Bond Fund and _____% for the Intermediate Maturity Bond Fund.

                              FINANCIAL HIGHLIGHTS

   (For an Institutional Class share of each Fund outstanding throughout the indicated periods)

       The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for prior periods is included in financial statements of the Funds that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Funds' 1996 Semiannual Report and 1995 Annual Report, which are incorporated by reference in the Statement of Additional Information. The information shown below is for Institutional Class shares of each Fund; Retail Class shares bear higher expenses than Institutional Class shares, and are expected to have a lower total return than Institutional Class shares.


                                                                                             Global Bond Fund
                                                                  -----------------------------------------------------------------
                                                                  Six Months
                                                                    Ended                                                 May 16*
                                                                  June 30,                 Year Ended Dec. 31,               to
                                                                    1996                   -------------------            Dec. 31,
                                                                  (Unaudited)  1995     1994       1993       1992          1991
                                                                   ---------   ----     ----       ----       ----          ----
  Net asset value, beginning of period                             $11.39     $9.82    $11.06     $10.32     $11.38       $10.00
                                                                   ------     -----    ------     ------     ------       ------
  Income from investment operations -
      Net investment income (loss)                                   0.39      1.04      0.67       0.54       0.70         0.37
      Net realized and unrealized gain (loss) on investments         0.26      1.31     (1.63)      0.96      (0.60)        1.31
                                                                   ------     -----    ------     ------     ------       ------
          Total from investment operations                           0.65      2.35     (0.96)      1.50       0.10         1.68
                                                                   ------     -----    ------     ------     ------       ------
  Less distributions -
      Dividends from net investment income                           0.00     (0.78)    (0.04)     (0.49)     (0.77)       (0.30)
      Distributions from net realized capital gains                  0.00      0.00      0.00      (0.27)     (0.39)        0.00
      Distributions from capital                                     0.00      0.00     (0.24)      0.00       0.00         0.00
                                                                   ------     -----    ------     ------     ------       ------
      Total distributions                                            0.00     (0.78)    (0.28)     (0.76)     (1.16)       (0.30)
                                                                   ------     -----    ------     ------     ------       ------
      Net asset value, end of period                               $12.04    $11.39     $9.82     $11.06     $10.32       $11.38
                                                                   ======    ======     =====     ======     ======       ======
      Total return (%)                                                5.7      23.9      (8.7)      14.6        0.8         16.9
  Net assets, end of period (000)                                 $11,633   $10,304   $25,584    $21,378     $9,968       $4,308
  Ratio of operating expenses to average net assets (%)            1.50**      1.50      1.30       1.50       1.50       1.50**
  Ratio of net investment income to average net assets (%)         6.66**      8.17      7.02       5.54       6.99       6.81**
  Portfolio turnover rate (%)                                       147**       148       153        150         72        137**
  Without giving effect to voluntary expense
  limitations:
      The ratios of operating expenses to average
           net assets would have been (%)                          2.35**      1.69      1.30       1.51       2.58       3.99**
      Net investment income per share would have been               $0.34     $1.02     $0.67      $0.54      $0.59        $0.23

  -------------------

  *     Commencement of operations
  **    Computed on an annualized basis




                                                                                               Bond Fund
                                                                 -------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended                                                 May 16*
                                                                  June 30,              Year Ended Dec. 31,                 to
                                                                    1996                -------------------              Dec. 31,
                                                                 (Unaudited)    1995      1994       1993       1992       1991
                                                                  ---------     ----      ----       ----       ----       ----

  Net asset value, beginning of period                             $12.29      $10.05    $11.37     $10.36     $10.23     $10.00
                                                                   ------      ------    ------     ------     ------     ------
  Income from investment operations --
      Net investment income (loss)                                   0.44        0.82      0.83       0.84       0.76       0.52
      Net realized and unrealized gain (loss) on investments        (0.37)       2.32     (1.29)      1.43       0.67       0.36
                                                                   ------      ------    ------     ------     ------     ------
          Total from investment operations                           0.07        3.14     (0.46)      2.27       1.43       0.88
                                                                   ------      ------    ------     ------     ------     ------
  Less distributions --
      Dividends from net investment income                          (0.19)      (0.82)    (0.84)     (0.81)     (0.76)     (0.52)
      Distributions in excess of net investment income               0.00        0.00     (0.02)      0.00       0.00       0.00
      Distributions from net realized capital gains                  0.00       (0.08)     0.00      (0.45)     (0.54)     (0.13)
                                                                   ------      ------    ------     ------     ------     ------
          Total distributions                                       (0.19)      (0.90)    (0.86)     (1.26)     (1.30)     (0.65)
                                                                   ------      ------    ------     ------     ------     ------
  Net asset value, end of period                                   $12.17      $12.29    (10.05)    $11.37     $10.36     $10.23
                                                                   ======      ======    ======     ======     ======     ======
  Total return (%)                                                    0.6        23.0      (4.1)      22.2       14.3        8.9
  Net assets, end of period (000)                                $333,258    $255,710   $82,985    $64,222    $18,472     $9,922
  Rate of operating expenses to average net assets (%)             0.78**        0.79      0.84       0.94       1.00     1.00**
  Ratio of net investment income to average net assets (%)         7.98**        8.34      7.92       8.26       7.50     8.97**
  Portfolio turnover rate (%)                                        58**          35        87        170        101      126**
  Without giving effect to voluntary expense limitations:
      The ratios of operating expenses to
          average net assets would have been (%)                   0.78**        0.79      0.84       0.94       1.55     1.78**
      Net investment income per share would have been               $0.44       $0.82     $0.83      $0.84      $0.70      $0.47

  -------------------

  *     Commencement of operations
  **    Computed on an annualized basis

                                                                               Short-Term Bond Fund
                                                             ---------------------------------------------------
                                                             Six Months
                                                               Ended                                       May 16*
                                                             June 30,                Year Ended Dec. 31,     to
                                                               1996                  ------------------    Dec. 31,
                                                            (Unaudited)    1995       1994       1993       1992
                                                             ---------     ----       ----       ----       ----
  Net asset value, beginning of period                          $9.81     $9.46      $9.95      $9.87     $10.00
                                                                -----     -----      -----      -----     ------
  Income from investment operations -
      Net investment income                                      0.27      0.63       0.66       0.59       0.22
      Net realized and unrealized gain (loss) on investments    (0.18)     0.35      (0.49)      0.08      (0.13)
                                                                -----     -----      -----      -----     ------
          Total from investment operations                       0.09      0.98       0.17       0.67       0.09
                                                                -----     -----      -----      -----     ------
  Less distributions -
      Dividends from net investment income                      (0.27)    (0.63)     (0.66)     (0.59)     (0.22)
      Distributions from net realized capital gains              0.00      0.00       ----       ----       ----
          Total distributions                                   (0.27)    (0.63)     (0.66)     (0.59)     (0.22)
                                                                -----     -----      -----      -----     ------
  Net asset value, end of period                                $9.63     $9.81      $9.46      $9.95      $9.87
                                                                =====     =====      =====      =====      =====
          Total return (%)                                        0.9      10.6        1.8        7.0        0.9
  Net assets, end of period (000)                             $19,063   $26,039    $19,440    $15,226     $5,121
  Ratio of operating expenses to average net assets (%)        1.00**      1.00       1.00       1.00     1.00**
  Ratio of net investment income to average net assets (%)     5.59**      6.46       6.88       5.97     5.49**
  Portfolio turnover rate (%)                                    95**       214         34         81       31**
  Without giving effect to voluntary expense limitations:      1.12**      1.03       1.33       1.55     3.74**
      The ratios of operating expenses to
          average net assets would have been (%)                $0.26     $0.62      $0.63      $0.54      $0.11
      Net investment income per share would have been

  -------------------

  *     Commencement of operations
  **    Computed on an annualized basis

     NOTE: Further information about each Fund's performance is contained in the Funds' semiannual reports to shareholders, which may be obtained without charge.

                                    THE TRUST

       Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

  Loomis Sayles Bond Fund
  -----------------------

       The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

       The Fund seeks to achieve its objective by normally investing substantially all of its assets in debt securities (including convertibles), although up to 20% of its assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The Fund may invest any portion of its assets in securities of Canadian issuers, and 20% of its assets in securities of other foreign issuers. The Fund will also invest less than 35% of its assets in securities of below investment grade quality (commonly known as "junk bonds").

       The Fund may invest in collateralized mortgage obligations ("CMOs") and Rule 144A securities. The Fund may engage in foreign currency hedging and swap transactions.

       The percentages of the Fund's assets invested as of December 31, 1995 in securities assigned to the various rating categories by Standard & Poor's Rating Group ("Standard & Poor's") and Moody's Investors Services, Inc. ("Moody's") were as follows: "AAA"/"Aaa" 13.2%; "AA"/"Aa" 9.2%; "A"/"A" 10.9%; "BBB"/"Baa"
32.3%; "BB"/"Ba" 12.0%; "B"/"B" 12.7%; "CCC"/"Caa" 9.7%.

  Loomis Sayles High Yield Fund
  -----------------------------

       The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

       The Fund seeks to attain its objective by normally investing substantially all of its assets in debt securities, although up to 20% of its assets may be invested in preferred stocks and up to 10% of its assets may be invested in common stocks. The Fund may also invest in convertible bonds, when-issued securities, CMOs, options and Rule 144A securities. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 50% of its assets in the securities of other foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

       The Fund will normally invest at least 65% of its assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds"), which are securities rated below BBB by Standard & Poor's or below Baa by Moody's, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality. See "More Information about the Funds' Investments -- Lower Rated Fixed Income Securities."

  Loomis Sayles Global Bond Fund
  ------------------------------

       The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

       The Fund seeks to achieve its objective by investing primarily in investment grade fixed income obligations (including convertibles and CMOs) denominated in various currencies, including U.S. dollars, or in multicurrency units.

       Under normal conditions, the Fund will invest at least 65% of its total assets in bonds of issuers from at least three countries which may include the United States, and no more than 40% of its assets in issuers headquartered in any one country. However, up to 100% of the Fund's assets may be denominated in U.S. dollars. For temporary defensive purposes, the Fund may invest as much as 100% of its assets in debt securities, rated AAA by Standard & Poor's or Aaa by Moody's at the time of purchase, of issuers from one or two countries, which may include the United States.

       The Fund may engage in foreign currency hedging and swap transactions.


  Loomis Sayles Short-Term Bond Fund
  ----------------------------------

       The Fund's investment objective is high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value.

       The Fund seeks to achieve its objective by normally investing substantially all of its assets in debt securities (including convertibles and CMOs), although up to 20% of its assets may be invested in non-convertible preferred stock. At least 65% of the Fund's total assets will normally be invested in bonds with a remaining maturity of 5 years or less. The Fund may invest a limited portion of its assets in securities of foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

       In an effort to minimize fluctuations in market value, the Fund is expected to maintain an average dollar-weighted maturity of between one and three years.

  Loomis Sayles Investment Grade Bond Fund
  ----------------------------------------

       The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

       The Fund seeks to achieve its objective by normally investing its assets primarily in fixed income securities of investment grade quality although up to 20% of its assets may be invested in preferred stocks. Investment grade securities include those rated BBB and above by Standard & Poor's and those rated Baa and above by Moody's and unrated securities that Loomis Sayles determines to be of comparable quality. The Fund may also invest up to 10% of its assets in fixed income securities of below invest grade quality, including securities in the lowest rating categories and unrated securities that Loomis Sayles determines to be of comparable quality. The debt securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, asset-backed securities, convertible bonds and when-issued securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of other foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

  Loomis Sayles Intermediate Maturity Bond Fund
  ---------------------------------------------

       The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

       The Fund seeks to obtain its objective by normally investing at least 90% of its assets in fixed income securities of investment grade quality with an average dollar weighted maturity of between three and ten years. For purposes of the 90% test, a security will be treated as being of investment grade quality if it is rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, is determined by Loomis Sayles to be of comparable quality. The Fund may also invest up to 10% of its assets in fixed income securities of below investment grade quality, which are securities rated below BBB by Standard & Poor's and below Baa by Moody's and unrated securities that Loomis Sayles believes are of comparable quality, including securities in the lowest rating categories and unrated securities determined by Loomis Sayles to be of comparable quality. The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, asset-backed securities, convertible bonds and when-issued securities. The Fund may engage in options and future transactions, repurchase transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

  All Funds
  ---------

       For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

       Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

                  MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                             AND RISK CONSIDERATIONS

  Debt and Other Fixed Income Securities
  --------------------------------------

       The Bond, High Yield, Global Bond, and Investment Grade Bond Funds may all invest in fixed income securities of any maturity. Although the Short-Term Bond Fund expects to maintain an average weighted maturity of less than three years, individual portfolio holdings may have maturities longer than three years. The Intermediate Maturity Bond Fund expects to maintain an average dollar weighted maturity between three and ten years. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

       Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

  U.S. Government Securities
  --------------------------

       U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

       Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

       Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

       In addition to investing directly in U.S. Government Securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile. For purposes of its policy of normally investing at least 65% of its total assets in U.S. Government Securities, the U.S. Government Securities Fund will not treat a strip as a U.S. Government Security unless the strip itself is directly issued or guaranteed by the U.S. Government or an agency, authority or instrumentality thereof.

  Lower Rated Fixed Income Securities
  -----------------------------------

       The Bond, High Yield, Global Bond, Short-Term Bond, Investment Grade Bond and Intermediate Maturity Bond Funds may each invest a portion of its assets in securities rated below investment grade (that is, below BBB or Baa and commonly referred to as "junk bonds"), including securities in the lowest rating categories, and comparable unrated securities. The Bond Fund may invest less than 35%, the Global Bond and Short-Term Bond Funds each may invest up to

20%, the Investment Grade Bond and Intermediate Maturity Bond Funds each may invest up to 10% and the High Yield Fund will normally invest at least 65% of its assets in such securities. For purposes of the foregoing percentages, a security will be treated as being of investment grade quality if at the time a Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on the investment adviser's own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

For more information about the ratings services' descriptions of the various
----------------------------------------------------------------------------
rating categories, see Appendix A.
----------------------------------

  Common Stocks and Other Equity Securities
  -----------------------------------------

       Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. Therefore, the value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

  Zero Coupon Securities
  ----------------------

       The Funds may each invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

  Mortgage-Backed Securities
  --------------------------

       All of the Funds may invest in mortgage-backed securities, such as GNMA or Federal National Mortgage Association certificates, which differ from traditional debt securities . Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster- than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

  Collateralized Mortgage Obligations
  -----------------------------------

       The Bond, High Yield, Global Bond, Short-Term Bond, Investment Grade and Intermediate Maturity Bond Funds each may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

  Asset-Backed Securities
  -----------------------

       All of the Funds may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage past-through structures or in a pay-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

  When-Issued Securities
  ----------------------

       Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid high-grade assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

  Rule 144A Securities
  --------------------

       The High Yield and Bond Funds may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

  Foreign Securities
  ------------------

       Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Short-Term Bond Fund will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. The Bond, Investment Grade Bond, and Intermediate Maturity Bond Funds may invest any portion of its assets in securities of Canadian issuers, but will not purchase other foreign securities if, as a result, the Fund's holding of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets. The High Yield Fund may invest any portion of its assets in securities of Canadian issuers and up to 50% of its assets in the securities of other foreign issuers.

       Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

       A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

        In determining whether to invest assets of the Bond, High Yield, Global Bond, Investment Grade Bond, Intermediate Maturity Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

  Foreign Currency Hedging Transactions
  -------------------------------------

       The Funds may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

       Foreign currency transactions involve costs and may result in losses. In addition, each Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

  Swaps
  -----

       The Funds may enter into interest rate or currency swaps. The Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

  Options and Futures Transactions
  --------------------------------

       The Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

       Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

       A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Funds exceeds (or is less than) the price of the offsetting purchase, the Funds will realize a gain (or loss).

       The value of options purchased by the Funds and futures contracts held by the Funds may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Funds' portfolio. All transactions in options and futures involve the possible risk of loss to the Funds of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Funds' investment. The Funds will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and contracts.

       The successful use of options and futures will usually depend on the ability to forecast stock market, currency or other financial market movements correctly. The Funds' ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Funds to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular item. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Funds will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

       The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

  Repurchase Agreements
  ---------------------

       Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Series may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

  Securities Lending
  ------------------

       The Investment Grade Bond and Intermediate Maturity Bond Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 331/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

       Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

                          THE FUNDS' INVESTMENT ADVISER

       The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company.

       In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles's conduct of the affairs of the Funds.

       As of ______________, 1996, the Loomis-Sayles Funded Pension Plan owned _____% of the Global Bond Fund, Loomis Sayles owned 26% of the U.S. Government Securities Fund, Desert States UFCW Unions and Employees Pension Fund owned _____% of the Global Bond Fund and Charles Schwab & Co., Inc. owned of record
_____% of the Bond Fund. Each of these shareholders may be deemed to control the relevant Fund or Funds.

       Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its inception in 1991, as the portfolio manager of the High Yield Fund since its inception in 1996, and as the portfolio manager of the Investment Grade Bond Fund since its inception in 1996. Kathleen C. Gaffney has served as associate portfolio manager of the High Yield Fund since its inception in 1996. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Global Bond Fund since its inception in 1991. John Hyll, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Short-Term Bond Fund since its inception in 1992. Anthony J. Wilkins, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Intermediate Maturity Bond Fund since its inception in 1996.

                             PERFORMANCE INFORMATION

  Portfolio Managers' Past Performance
  ------------------------------------

       The performance information presented in the graphs below relates to the institutional private accounts managed by the portfolio managers of the High Yield Fund, Investment Grade Bond Fund and Intermediate Maturity Bond Fund that have investment objectives and policies substantially similar to that of the respective Fund. The Funds (other than the High Yield Fund, which was organized on September __, 1996) are newly organized and have no performance record of their own. The information below should not be considered a prediction of the future performance of any Fund. The performance may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. All performance information shown below is adjusted to give effect to the higher of the level of the actual expenses of the accounts described below during the periods shown or the annualized expenses projected for the relevant Fund's Retail Class shares during the first full fiscal year.

  High Yield Accounts
  -------------------

       Daniel J. Fuss and Kathleen C. Gaffney, portfolio manager and assistant portfolio manager of the High Yield Fund, also serve in the same capacities for other accounts that have investment objectives and investment policies that are substantially similar to those of the High Yield Fund (the "High Yield Accounts"). The following graph shows the total returns for the period from _________ through ___________for the High Yield Accounts. The graph also shows the total return of the Merrill Lynch High Yield Index for [each] [the same] periods. The information presented in the footnote below the graph represents the total return of the Loomis Sayles High Yield Fixed Income Fund, which has an investment objective and investment policies substantially similar to that of the High Yield Fund.

       A bar graph appears here, illustrating the __, ___, and ___ year total returns for _________ to ______________ for the High Yield Accounts* and the Merrill Lynch High Yield Index. The data points from the graph are as follows:

  Accounts                                           %

  Merrill Lynch High Yield Index                     %

* In the case of the Loomis Sayles High Yield Fixed Income Fund, the total return for one year, three year and since inception period was __%, __% and __%

  Investment Grade Bond Accounts
  ------------------------------

       Daniel J. Fuss, portfolio manager of the Investment Grade Bond Fund, also serves as the portfolio manager of other accounts that have investment objectives and investment policies that are substantially similar to the Investment Grade Bond Fund (the "Investment Grade Bond Accounts"). The following graph also shows the total return of the Lehman Brothers Government/Corporate Bond Index for [each] [the same] period[s]. The information presented in the footnote below the graph represents the total return of the Loomis Sayles Investment Grade Fixed Income Fund, which has an investment objective and investment policies substantially similar to that of the Investment Grade Bond Fund.

       A bar graph appears here, illustrating the __, __, __ year total returns for _____________ to ______________ for the Investment Grade Bond Accounts* and the Lehman Brothers Corporate/Government Bond Fund. The data points from the graph are as follows:

  Accounts                                                             %

  Lehman Brothers Corporate/Government Bond Fund                       %

* In the case of the Loomis Sayles Investment Grade Fixed Income Fund, the total return for the one year, three year and since inception period was __%, __% and __%.

  Intermediate Maturity Accounts
  ------------------------------

       Anthony J. Wilkins, portfolio manager of the Intermediate Maturity Bond Fund, also serves as the portfolio manager of other accounts that have substantially the same investment objective and investment policies as the Intermediate Maturity Bond Fund (the "Intermediate Maturity Accounts"). The following graph shows the total returns for the period from __________ through ____________ for the Intermediate Maturity Accounts. The graph also shows the total return of the Lehman Brothers Corporate/Government Bond Index for [each] [the same] periods. The information presented in the footnote below the graph represents the total return of the Loomis Sayles Intermediate Duration Fixed Income Fund, which has an investment objective and investment policies substantially similar to that of the Intermediate Maturity Bond Fund.

       A bar graph appears here, illustrating the __, ___, and ___ year total returns for _____________ to ___________
for the Intermediate Maturity Accounts* and the Lehman Brothers
Corporate/Government Bond Index. The data points from the graph are as follows:

Accounts                                                        %

Lehman Brothers Corporate/Government Bond Index                 %

* In the case of the Loomis Sayles Intermediate Duration Fixed Income Fund, the total return for one year, three year and since inception period was __%, __% and __%.

                                 FUND EXPENSES

       Each Fund pays Loomis Sayles a monthly investment advisory fee. This fee is at the following annual percentage rate of the Fund's average daily net assets:


            Fund                                             Fee Rate
            ----                                             --------
            Bond                                                 .60
            High Yield                                           .60
            Global Bond                                          .60
            Short-Term Bond                                      .25
            Investment Grade Bond                                .40
            Intermediate Maturity Bond                           .40

       In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

       Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses to 1.00% of the average net assets of the High Yield and Bond Funds, to .75% of the average net assets of the Short Term Bond Fund, to 1.50% of the average net assets of the Global Bond Fund, and to .80% of the average net assets of the Investment Grade Bond and the Intermediate Grade Bond Funds. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each of the Funds pays the Distributor, a subsidiary of Loomis Sayles, a monthly distribution fee at an annual a rate not to exceed 0.25% of the Fund's average net assets attributable to the Retail Shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares of the Funds, or for providing personal services to investors in Retail Class shares of the Funds and/or the maintenance of accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the Retail Class shares of the Funds.

       Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to
 .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the Funds.

                             PORTFOLIO TRANSACTIONS

       Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.

Although it is not possible to predict the portfolio turnover rate with certainty, Loomis Sayles does not expect the portfolio turnover rate of the High Yield, Investment Grade Bond and Intermediate Grade Bond Funds to exceed 60%, _____%, and _____%, respectively.

       Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Funds. Subject to seeking best price and execution, Loomis Sayles may allocate these transactions to brokers or dealers whose customers have invested in the Trust.

                             HOW TO PURCHASE SHARES

       An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

                         Boston Financial Data Services
                         P.O. Box 8314
                         Boston, Massachusetts 02266-8314
                         Attn: Loomis Sayles Funds

       The minimum investment for retail class of the Funds' shares ("Retail Shares") is $250,000 in that Fund. This investment minimum does not apply to purchases through financial intermediaries including, but not limited to, certain financial advisers, broker dealers, 401k alliances, wrap programs, no transaction fee programs, bank trust departments, financial consultants and insurance companies. The investment minimum will also be waived for shareholders who invest less than $250,000 but sign a letter of intent stating their intention to bring their balance to $250,000 in six months or less. Loomis Sayles reserves the right to redeem, at net asset value, the accounts of shareholders that have signed a letter of intent but fail to meet the investment minimum within the specified time. Subsequent investments must be at least $50.00.

       Shares of any Fund may be purchased by (i) cash, (ii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities. In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-633-3330.

       All purchases made by check should be in U.S. dollars and made payable to the Loomis Sayles Funds or State Street Bond and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

       Upon acceptance of an investor's order, Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"), opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

       After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

       Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "$ amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and Retail Class), DDA #9904-622-9, Shareholder Name, Shareholder Account Number." A bank may charge a fee for transmitting funds by wire.

       Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

       The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

       Each Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Fund. Although there is no sales charge levied directly by the Fund, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or Loomis Sayles.

       Each Fund also offers an Institutional Class of shares that has a $1 million investment minimum and bears lower expenses. Because of its lower expenses, the Institutional Class of shares is expected to have a higher total return than the Retail Class of shares.

                              SHAREHOLDER SERVICES

       The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

          Free Exchange Privilege. Shares of the Retail Class of any Fund may be
          -----------------------
          exchanged for shares of the Retail Class of any other Fund or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than 4 exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. Exchanges of shares of the High Yield Fund purchased within one year of such exchanges will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the High Yield Fund purchased by exchange of shares of another Fund, the one year period shall be deemed to begin on the date of such purchase by exchange.

          Retirement Plans. The Institutional Class of the Funds' shares may be
          ----------------
          purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

          Systematic Withdrawal Plan. If the value of an account is at least
          --------------------------
          $25,000 an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

          Automatic Investment Plan. Voluntary monthly investments of at least
          -------------------------
          $50 may be made automatically by pre- authorized withdrawals from an investor's checking account.

                              HOW TO REDEEM SHARES

       An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

       The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Shareholders requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

       If (1) an investor is redeeming shares worth more than $50,000, (2) is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, an investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

       If an investor has requested certificates for the investment, an investor must enclose the certificates and a properly completed redemption form or stock power. The Funds recommend that certificates be sent by registered mail.

       When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5.00) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

        If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank and Trust Company ("State Street"). BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street, BFDS and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

       The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form, less, in the case of the High Yield Fund, a redemption fee of 2.00% of the amount redeemed with respect to shares of that Fund purchased within one (1) year of such redemption. Loomis Sayles, in its discretion, may waive the 2.00% redemption fee with respect to shares of the High Yield Fund.

       Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

           The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

       The Global Bond Fund declares and pays its net investment income to shareholders as dividends annually; the Bond, High Yield, Investment Grade Bond, Intermediate Maturity Bond Funds declare and pay dividends [monthly]; the Short-Term Bond Fund declares dividends daily and make payments monthly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

       Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

       Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

       An investor's income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

       Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

       Dividends derived from interest on U.S. Government securities may be exempt from state and local taxes.

       State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                   APPENDIX A

                     DESCRIPTION OF BOND RATINGS ASSIGNED BY
                              STANDARD & POOR'S AND
                         MOODY'S INVESTORS SERVICE, INC.

  STANDARD & POOR'S
  -----------------

                                       AAA

  This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

  Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

  Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                 BB, B, CCC, CC

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

  The rating C is reserved for income bonds on which no interest is being paid.

                                        D

  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  MOODY'S INVESTORS SERVICE, INC.
  -------------------------------

                                       Aaa

  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

  Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                       Baa

  Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                       Ba

  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

          1.   An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  INVESTMENT ADVISER
  Loomis, Sayles & Company, L.P.
  One Financial Center
  Boston, Massachusetts  02111

  DISTRIBUTOR
  Loomis Sayles Distributors, L.P.
  One Financial Center
  Boston, Massachusetts 02111

  TRANSFER AND DIVIDEND PAYING AGENT
  AND CUSTODIAN OF ASSETS
  State Street Bank and Trust Company
  Boston, Massachusetts 02102

  SHAREHOLDER SERVICING AGENT FOR
  STATE STREET BANK AND TRUST
  COMPANY
  Boston Financial Data Services, Inc.
  P.O. Box 8314
  Boston, Massachusetts  02266

  LEGAL COUNSEL
  Ropes & Gray
  One International Place
  Boston, Massachusetts  02110

  INDEPENDENT ACCOUNTANTS

  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, Massachusetts  02109


        LOOMIS SAYLES
            FUNDS
   The Power of A Passion(TM)


         Bond Funds
        Retail Class

         PROSPECTUS

             AND

         APPLICATION

      December __, 1996

    One Financial Center
Boston, Massachusetts  02111
       (617) 482-2450

                              LOOMIS SAYLES FUNDS
                            The Power of A Passion
                             One Financial Center
                         Boston, Massachusetts  02111
                                (617) 482-2450

                                  PROSPECTUS
                             December _____, 1996

The Loomis Sayles Funds - Stock Funds

Institutional Class shares of:

   Loomis Sayles Core Value Fund                        Loomis Sayles Small Cap Value Fund
     (formerly, Loomis Sayles Growth & Income Fund)          (formerly, Loomis Sayles Small Cap Fund)
   Loomis Sayles Growth Fund                            Loomis Sayles Small Company Growth Fund
   Loomis Sayles International Equity Fund              Loomis Sayles Strategic Value Fund
   Loomis Sayles Mid-Cap Value Fund                     Loomis Sayles Worldwide Fund
   Loomis Sayles Mid-Cap Growth Fund

  Loomis Sayles Core Value Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Mid-Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Company Growth Fund, Loomis Sayles Strategic Value Fund, and Loomis Sayles Worldwide Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed, no-load mutual funds and each Fund has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

  The Funds offer two classes of shares: an Institutional Class that is described in this Prospectus and a Retail Class, with a lower investment minimum for certain categories of investors and bearing higher expenses, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated December _____, 1996, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. To obtain more information about the Retail Class of shares, please call the Distributor toll-free at 800-633-3330.

For information about:                For all other information about the Funds

   .  Establishing an account         Call 800-633-3330
   .  Account procedures and status
   .  Exchanges
   .  Shareholder services

Call 800-626-9390

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


SUMMARY OF EXPENSES........................................................

FINANCIAL HIGHLIGHTS.......................................................

THE TRUST..................................................................

INVESTMENT OBJECTIVES AND POLICIES.........................................

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS......

THE FUNDS' INVESTMENT ADVISER..............................................

PERFORMANCE INFORMATION....................................................

FUND EXPENSES..............................................................

PORTFOLIO TRANSACTIONS.....................................................

HOW TO PURCHASE SHARES.....................................................

SHAREHOLDER SERVICES.......................................................

HOW TO REDEEM SHARES.......................................................

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................

                                    SUMMARY OF EXPENSES

  The following information is provided to assist an investor in understanding the various expenses that an investor in a Fund will bear indirectly. Except in the case of the Worldwide, Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds, the information is based on expenses of the Institutional Class shares for the Funds' fiscal year ended December 31, 1995. The Worldwide, Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds did not commence operations until 1996; the information about each shown below is based on annualized projected expenses of the Institutional Class shares for the period from the Fund's commencement of operations through December 31, 1996. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the Example should not be considered a representation of investment performance as actual performance will depend upon actual investment results of securities held in the particular Fund's portfolio.


                                                  Small
                                         Core      Cap       International
                               Growth    Value    Value      Equity         Worldwide
                                Fund     Fund      Fund      Fund           Fund
                               -------  -------  --------  --------        ----------
Shareholder Transaction
 Expenses:

   Maximum Sales Load
    Imposed on
     Purchases (as % of
      offering price)........     none     none       none       none         none
   Maximum Sales Load
    Imposed on
     Reinvested Dividends
      (as % of
     (offering price)........     none     none       none       none         none
   Deferred Sales Load (as %
    of original
     purchase price or
      redemption
     proceeds as applicable).     none     none       none       none         none
   Redemption Fees/1/........     none     none       none       none         none
   Exchange Fees.............     none     none       none       none         none

Annual Operating Expenses
 (as a percentage of
  net assets):

   Management Fees...........  .50%/(2)/ .50%/(2)/  .75%/(2)/  .75%/(2)/  .75%
   12b-1 Fees................     none     none       none       none        none
   Other Operating Expenses
    (after expense
     reimbursements where
      indicated).............  .25%/(3)/ .25%/(3)/  .25%/(3)/  .25%/(3)/  .25%/(3)/
   Total Operating Expenses
    (after expense
     reimbursements where
      indicated).............  .75%/(3)/ .75%/(3)/ 1.00%/(3)/ 1.00%/(3)/ 1.00%/(3)/

Example:

   An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):

     One Year................        x        x         x         x          x
     Three Years.............        x        x         x         x          x
     Five Years..............        x        x         x         x
     Ten Years...............        x        x         x         x


                                       Small                    Mid-Cap                 Mid-Cap                  Strategic
                                      Company                    Value                   Growth                    Value
                                      Growth                      Fund                    Fund                      Fund
                                       Fund
Shareholder Transaction
 Expenses:

 Maximum Sales Load
  Imposed on Purchases
   (as % of offering price)            none                       none                    none                     none
 Maximum Sales Load
  Imposed on
  Reinvested Dividends (as
   % of (offering price)...            none                       none                    none                     none
 Deferred Sales Load
   (as % of original
    purchase price
   or redemption proceeds
    as applicable).........            none                       none                    none                     none
 Redemption Fees/1/........            none                       none                    none                     none
 Exchange Fees.............            none                       none                    none                     none

Annual Operating Expenses
 (as a percentage of net
 assets):

 Management Fees...........             .75%                       .75%                    .75%                     .50%
 12b-1 Fees................            none                       none                    none                     none
 Other Operating Expenses
  (after expense
   reimbursements where
    indicated).............             .25%/3/                    .25%/3/                 .25%/3/                  .25%/3/
 Total Operating Expenses
  (after expense
   reimbursements where
    indicated).............            1.00%/3/                   1.00%/3/                1.00%/3/                  .75%/3/

Example:

 An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with a redemption at the end of each time period):

   One Year                              x                           x                        x                      x
   Three Years                           x                           x                        x                      x

An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (without a redemption at the end of each time period):

   One Year                              x                           x                        x                      x
   Three Years                           x                           x                        x                      x

 ------------------
 /1/ A $5 charge applies to any wire transfer of redemption proceeds from any Fund.
 /2/ The management fees shown in the table have been restated to reflect a reduction in the management fees payable to Loomis Sayles.
         Actual management fees for the fiscal year ended December 31, 1995 were _____% for the Growth Fund, _____% for the Core Value Fund, _____% for the Small Cap Value Fund, _____% for the International Equity Fund and _____% for the Worldwide Fund.
 /3/ Loomis Sayles has voluntarily agreed, for an indefinite period, to limit these Funds' total operating expenses to the percentages of net assets shown above. Without this agreement, estimated
         Total Operating Expenses would have been 2.55% for the Worldwide
         Fund, _______% for the Small Company Growth Fund, _______% for the Mid-Cap Value Fund, _______% for the Mid-Cap Growth Fund and
         _______% for the Strategic Value Fund. Actual Total Operating Expenses for the fiscal year ended December 31, 1995 were 1.08% for the Growth Fund, 1.20% for the Core Value Fund, 1.25% for the Small Cap Value Fund and 1.45% for the International Equity Fund.
/4/ Under SEC rules, new funds are required to show expenses for the one- and three-year periods only.

                             FINANCIAL HIGHLIGHTS

    (For a share of each Fund outstanding throughout the indicated periods)

  The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for prior periods is included in financial statements of the Funds that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Funds' 1996 Semiannual Report and the "Report of Independent Accountants," financial statements and notes thereto contained in the Funds' 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information.


                                                                         Growth Fund
                                                ----------------------------------------------------------------
                                                Six Months
                                                   Ended              Year Ended Dec. 31,              May 16*
                                                 June 30,                                                 to
                                                   1996      --------------------------------------    Dec. 31,
                                                (Unaudited)    1995      1994      1993      1992        1991
                                                -----------  --------  --------  --------  --------    --------
Net asset value, beginning of period             $   15.27   $ 12.50   $ 13.02   $ 12.46   $ 12.01       $ 10.00
                                                 ---------   -------   -------   -------   -------       -------
Income from investment operations --
  Net investment income (loss)                       (0.04)    (0.00)    (0.02)     0.00     (0.04)         0.00
  Net realized and unrealized gain (loss) on          1.90      3.86     (0.45)     1.16      0.49          2.45
   investments                                   ---------   -------   -------   -------   -------       -------
   Total from investment operations                   1.86      3.86     (0.47)     1.16      0.45          2.45
                                                 ---------   -------   -------   -------   -------       -------
Less distributions --
  Distributions from net realized capital             0.00     (1.09)    (0.04)    (0.60)     0.00         (0.44)
    gains
  Distributions from capital                          0.00      0.00     (0.01)     0.00      0.00          0.00
                                                 ---------   -------   -------   -------   -------       -------
    Total distributions                               0.00     (1.09)    (0.05)    (0.60)     0.00         (0.44)
                                                 ---------   -------   -------   -------   -------       -------
Net asset value, end of period                   $   17.13   $ 15.27   $ 12.50   $ 13.02   $ 12.46       $ 12.01
                                                 =========   =======   =======   =======   =======       =======
Total return (%)                                      12.2      30.9      (3.7)      9.3       3.8          24.5
Net assets, end of period (000)                  $  48,740   $45,011   $36,580   $32,385   $24,451       $16,105
Ratio of operating expenses to average net
   assets (%)                                       1.09**      1.08      1.16      1.20      1.50        1.50**
Ratio of net investment income to average
   net assets (%)                                 (0.48)**     (0.29)    (0.14)    (0.17)    (0.45)       0.01**
Portfolio turnover rate (%)                          116**        48        46        64        98          69**
Average Commission Rate ***                      $  0.0362       ---       ---       ---       ---           ---
Without giving effect to voluntary expense
   limitations:
   The ratios of operating expenses to
     average net assets would have been (%)         1.09**      1.08      1.16      1.20      1.51        1.66**
Net investment income per share would
    have been                                    $   (0.04)  $  0.00   $ (0.02)  $  0.00   $ (0.04)      $ (0.01)

__________________________________
*   Commencement of operations

**  Computed on an annualized basis.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                                                                     Core Value Fund
                                                -------------------------------------------------------------------
                                                Six Months
                                                   Ended              Year Ended Dec. 31,                May 16*
                                                 June 30,                                                  to
                                                   1996      --------------------------------------      Dec. 31,
                                                (Unaudited)    1995      1994      1993      1992          1991
                                                -----------  --------  --------  --------  --------      ---------
Net asset value, beginning of period               $ 14.57   $ 11.80   $ 12.49   $ 11.53   $ 10.54       $ 10.00
                                                   -------   -------   -------   -------   -------       -------
Income from investment operations --
  Net investment income (loss)                        0.12      0.23      0.15      0.13      0.13          0.12
  Net realized and unrealized gain (loss) on
   investments                                        0.92      3.93     (0.26)     1.24      1.36          0.59
                                                   -------   -------   -------   -------   -------       -------
   Total from investment operations                   1.04      4.16     (0.11)     1.37      1.49          0.71
                                                   -------   -------   -------   -------   -------       -------
Less distributions --
  Dividends from net investment income                0.00     (0.23)    (0.15)    (0.12)    (0.13)        (0.12)
  Distributions from net realized capital
    gains                                             0.00     (1.16)    (0.43)    (0.29)    (0.37)        (0.05)
  Distributions from capital                          0.00      0.00      0.00      0.00      0.00          0.00
                                                   -------   -------   -------   -------   -------       -------
    Total distributions                               0.00     (1.39)    (0.58)    (0.41)    (0.50)        (0.17)
                                                   -------   -------   -------   -------   -------       -------
Net asset value, end of period                     $ 15.61   $ 14.57   $ 11.80   $ 12.49   $ 11.53       $ 10.54
                                                   =======   =======   =======   =======   =======       =======
Total return (%)                                       7.1      35.2      (0.9)     11.9      14.1           7.2
Net assets, end of period (000)                    $38,153   $36,465   $25,946   $20,657   $12,279       $ 7,689
Ratio of operating expenses to average net
  assets (%)                                        1.18**      1.20      1.33      1.50      1.50          1.50**
Ratio of net investment income to average
  net assets (%)                                    1.51**      1.61      1.28      1.23      1.42          2.09**
Portfolio turnover rate (%)                           44**        60        48        53        67         27**
Average Commission Rate ***                        $0.0549       ---       ---       ---       ---          ---
Without giving effect to voluntary expense
 limitations:
  The ratios of operating expenses to               1.18**      1.20      1.33      1.56      2.19          2.59**
     average net assets would have been (%)
  Net investment income per share would            $  0.12   $  0.23   $  0.15   $  0.12   $  0.07       $  0.06
     have been

__________________________________
*    Commencement of operations

**   Computed on an annualized basis.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.



                                                                       Small Cap Value Fund
                                               -----------------------------------------------------------------

                                                Six Months
                                                   Ended                  Year Ended Dec. 31,          May 16*
                                                 June 30,                                                to
                                                   1996      ----------------------------------------  Dec.31,
                                                (Unaudited)    1995      1994      1993      1992        1991
                                                -----------    ----      ----      ----      ----        ----
Net asset value, beginning of period                $15.33    $12.86    $14.13    $12.88    $12.49      $10.00
                                                    ------    ------    ------    ------    ------      ------
Income from investment operations --
  Net investment income (loss)                        0.04      0.04     (0.04)     0.00     (0.06)      (0.01)
  Net realized and unrealized gain (loss) on
   investments                                        2.39      4.06     (1.12)     3.15      1.67        3.03
                                                      ----      ----     -----      ----      ----        ----
    Total from investment operations                  2.43      4.10     (1.16)     3.15      1.61        3.02
                                                      ----      ----     -----      ----      ----        ----
Less distributions --
  Dividends from net investment income                0.00     (0.04)     0.00      0.00      0.00        0.00
  Distributions from net realized capital
    gains                                             0.00     (1.59)    (0.11)    (1.90)    (1.22)      (0.53)
                                                      ----     -----     -----     -----     -----       -----
    Total distributions                               0.00     (1.63)    (0.11)    (1.90)    (1.22)      (0.53)
                                                      ----     -----     -----     -----     -----       -----
Net asset value, end of period                      $17.76    $15.33    $12.86    $14.13    $12.88      $12.49
                                                    ======    ======    ======    ======    ======      ======
Total return (%)                                      15.9      32.1      (8.2)     24.7      13.1        30.5
Net assets, end of period (000)                   $107,530   $90,455   $73,126   $67,553   $39,244     $14,581
Ratio of operating expenses to average net
  assets (%)                                          1.22**    1.25      1.27      1.35      1.50        1.50**
Ratio of net investment income to average
  net assets (%)                                      0.50**    0.29     (0.30)    (0.38)    (0.79)      (0.19)**
Portfolio turnover rate (%)                           78**    155        87       106       109          56**
Average Commission Rate ***                           $0.0311  --        --        --        --          --
Without giving effect to voluntary expense
  limitations:
  The ratios of operating expenses to
    average net assets would have been (%)             1.22**   1.25      1.27      1.35      1.66        2.43**
  Net investment income per share would
    have been                                         $0.04    $0.04    $(0.04)    $0.00    $(0.07)     $(0.06)

----------------------------------------
*   Commencement of operations

**  Computed on an annualized basis.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                                                                                                                  Worldwide
                                                                          International Equity Fund                 Fund
                                               -----------------------------------------------------------------  ---------
                                                   Six Months                                                      May 1,
                                                     Ended                Year Ended Dec. 31,            May 16*   1996*
                                                    June 30,                                               to        to
                                                      1996                                               Dec. 31,  June 30,
                                                                                                                     1996
                                                               ----------------------------------------          (Unaudited)
                                                  (Unaudited)     1995      1994      1993      1992      1991
                                                  -----------     ----      ----      ----      ----      ----
Net asset value, beginning of period                 $11.65      $11.61    $12.90     $9.64    $10.27    $10.00     $10.00
                                                     ------      ------    ------     -----    ------    ------     ------
Income from investment operations --
  Net investment income (loss)                         0.11        0.14      0.15      0.11      0.10      0.08       0.06
  Net realized and unrealized gain (loss) on
   investments                                         0.82        0.87     (0.38)     3.61     (0.62)     0.29       0.06
                                                       ----        ----     -----      ----     -----      ----       ----
    Total from investment operations                   0.93        1.01     (0.23)     3.72     (0.52)     0.37       0.12
                                                       ----        ----     -----      ----     -----      ----       ----
Less distributions --
  Dividends from net investment income                 0.00       (0.14)    (0.14)    (0.10)    (0.10)    (0.08)      0.00
  Distributions from net realized capital
    gains                                              0.00       (0.83)    (0.92)    (0.36)    (0.01)     0.00       0.00
  Distributions from paid-in capital                   0.00        0.00      0.00      0.00      0.00     (0.02)      0.00
                                                       ----        ----      ----      ----      ----      ----       ----
    Total distributions                                0.00       (0.97)    (1.06)    (0.46)    (0.11)    (0.10)      0.00
                                                       ----        ----      ----      ----      ----      ----       ----
Net asset value, end of period                       $12.58      $11.65    $11.61    $12.90     $9.64    $10.27     $10.12
                                                     ======      ======    ======    ======     =====    ======     ======
Total return (%)                                       8.0         8.7      (1.8)     38.5      (5.1)      3.7        1.2
Net assets, end of period (000)                    $83,356     $79,488   $73,189   $56,560   $14,937    $6,916     $4,727
Ratio of operating expenses to average net
   assets (%)                                          1.50**      1.45      1.46      1.50      1.50      1.50**     1.00**
Ratio of net investment income to average
   net assets (%)                                      1.78**      1.16      1.30      1.20      1.64      1.55**     4.66*
Portfolio turnover rate (%)                          162**       133       116       128       101       109**       31**
Average Commission Rate ***                           $0.0007     --        --        --        --        --         $0.0158
Without giving effect to voluntary expense
   limitations:
  The ratios of operating expenses to
    average net assets would have been (%)             1.50**      1.45      1.46      1.72      2.77      3.66**     4.46**
  Net investment income per share would
    have been                                         $0.11       $0.14     $0.15     $0.09     $0.02    $(0.03)     $0.02

----------------------------------------
*   Commencement of operations

**  Computed on an annualized basis.

*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                   THE TRUST

  Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.


                      INVESTMENT OBJECTIVES AND POLICIES

Loomis Sayles Core Value Fund
-----------------------------

  The Fund's investment objective is long-term growth of capital and income.

  The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent which Loomis Sayles considers to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects. The Fund may invest a limited portion of its assets in securities of foreign issuers.

Loomis Sayles Growth Fund
-------------------------

  The Fund's investment objective is long-term growth of capital.

  The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent. Investments are selected based on their growth potential; current income is not a consideration. The Fund may invest in companies with relatively small market capitalization, as well as in larger companies. The Fund may invest a limited portion of its assets in securities of foreign issuers.

Loomis Sayles International Equity Fund
---------------------------------------

  The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

  The Fund seeks to achieve its objective by investing primarily in equity securities of companies organized or headquartered outside the United States. Under normal conditions the Fund will invest at least 65% of its total assets in equity securities of issuers of at least three countries outside the United States, and no more than 20% of its assets in issuers headquartered in any one country. For temporary defensive purposes, the Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States.

Loomis Sayles Mid-Cap Value Fund
--------------------------------

  The Fund's objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in stocks with market capitalization between $500 million and $5 billion. The Fund will normally maintain a median market capitalization between $1 billion and $5 billion. Loomis Sayles seeks to build a core portfolio of stocks that Loomis Sayles believes to be undervalued by the market in relation to the issuer's earnings, dividends, assets and growth prospects and that has a lesser emphasis on special situations and turnarounds (companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery). Current income is not a consideration in selecting the Fund's investments. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

Loomis Sayles Mid-Cap Growth Fund
---------------------------------

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in stocks with market capitalization between $500 million and $5 billion. The Fund will normally maintain a median market capitalization between $1 billion and $5 billion. Stock selection will be driven by identifying the companies that are dominant in their markets, valuing each stock according to its appropriate growth phase and diversifying according to the risk characteristics of each phase. Current income is not a consideration in selecting the Fund's investments. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

Loomis Sayles Small Cap Value Fund
----------------------------------

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. The Fund will normally invest at least 65% of its total assets in companies with market capitalization of less than $1 billion and may invest up to 35% of its assets in larger companies. Loomis Sayles seeks to build a core small cap portfolio of stocks of solid companies with reasonable growth prospects and that are attractively priced in relation to the companies' earnings with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks. The Fund may invest a limited portion of its assets in securities of foreign issuers. Current income is not a consideration in selecting the Fund's investments.

Loomis Sayles Small Company Growth Fund
---------------------------------------

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing primarily in stocks of small, rapidly growing companies that Loomis Sayles believes have the potential for accelerating earnings growth and rising profit margins. The Fund will normally invest at least 65% of its total assets in companies with market capitalization of less than $1 billion and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management. Current income is not a consideration in selecting the Fund's investments. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

Loomis Sayles Strategic Value Fund
----------------------------------

  The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

  The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks or their equivalent that Loomis Sayles considers to be undervalued by the markets. Stocks are selected based on a combination of quantitative factors including historical, relative price-earnings ratios; price-earnings ratios relative to growth rate; relative fundamentals and price momentum; and qualitative factors including the quality of management, position in the industry, debt and balance sheet restructuring and product cycles. The Fund's strategy is to have a relatively concentrated portfolio normally consisting of approximately 35-40 securities that Loomis Sayles considers best positioned to perform in the current and future environment. The Fund may engage in options and futures transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of it assets in the securities of Canadian issuers and up to 20% of its assets in the securities of issuers headquartered outside the United States or Canada.

Loomis Sayles Worldwide Fund
----------------------------

  The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

  The Fund seeks to achieve its objective by investing in U.S. and foreign equity and debt securities. The allocation of the Fund's assets among the four sectors of domestic equities, international equities, domestic bonds and international bonds will be made by Loomis Sayles' Global Asset Allocation Group. The Fund will normally invest its assets in securities of issuers from at least three countries, one of which will be the United States. The Fund may invest less than 35% of its assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds"). The Fund may also invest in collateralized mortgage obligations ("CMOs") and Rule 144A securities. See "More information about the Funds' Investments" below.

  The Fund may engage in options and forward contract transactions to hedge against changes in the value of securities and the currencies in which they are denominated.

All Funds
---------

  Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.


                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

Common Stocks and Other Equity Securities
-----------------------------------------

  Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. Therefore, the value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

Debt and Other Fixed Income Securities
--------------------------------------

    The Worldwide Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed income securities for any particular period. The net asset value of such a fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Zero Coupon Securities
----------------------

  The Worldwide Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

Collateralized Mortgage Obligations
-----------------------------------

  The Worldwide Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

When-Issued Securities
----------------------

  Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid high-grade assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

Rule 144A Securities
--------------------

    The Worldwide Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

Foreign Securities
------------------

  Each Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Growth, Core Value and Small Cap Value Funds will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. The Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may invest any portion of its assets in securities of Canadian issuers, but will not purchase other foreign securities if, as a result, the Funds' holding of non-U.S. and non-Canadian securities would exceed 20% of the Funds' total assets.

  Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

  A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

  In determining whether to invest assets of a Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

Foreign Currency Hedging Transactions
-------------------------------------

  Each Fund that invests in foreign securities may engage in foreign currency exchange transactions, in connection with the purchase and sale of foreign securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

  Foreign currency transactions involve costs and may result in losses. In addition, each Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Options and Futures Transactions
--------------------------------

The International Equity, Worldwide, Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Funds exceeds (or is less than) the price of the offsetting purchase, the Funds will realize a gain (or loss).

The value of options purchased by the Funds and futures contracts held by the Funds may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Funds' portfolio. All transactions in options and futures involve the possible risk of loss to the Funds of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Funds' investment. The Funds will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and contracts.

The successful use of options and futures will usually depend on the ability to forecast stock market, currency or other financial market movements correctly. The Funds' ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Funds to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular item. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Funds will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

Securities Lending
------------------

  The Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

  Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.


                         THE FUNDS' INVESTMENT ADVISER

  The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company.

  In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles's conduct of the affairs of the Funds.

  As of _______________, 1996, the Loomis Sayles Employees' Profit Sharing Plan owned _______% of the Growth Fund and the Loomis-Sayles Funded Pension Plan owned _______% of the Worldwide Fund. Each of these shareholders may be deemed to control the relevant Fund or Funds.

  Jerome A. Castellini, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Growth Fund since its inception in 1991 and the Mid-Cap Growth Fund since 1996. Jeffrey W. Wardlow, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Core Value Fund since its inception in 1991. Jeffrey C. Petherick, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since its inception in 1991, and Mary C. Champagne, Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Small Cap Value Fund since 1995. Christopher R. Ely, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager, and Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis Sayles, have served as assistant portfolio managers of the Small Company Growth Fund since its inception in 1996. Jeffrey C. Petherick and Gregg D. Watkins, Vice Presidents of the Trust and Loomis Sayles, have served as portfolio managers of the Mid-Cap Value Fund since its inception in 1996. Scott S. Pape, a Vice President of the Trust and of Loomis Sayles, has served as a portfolio manager of the Mid-Cap Growth Fund since its inception in 1996. Philip J. Schettewi, Vice President of the Trust and Loomis Sayles, has served as the portfolio manager of the Strategic Value Fund since its inception in 1996. Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the domestic bonds sector of the Worldwide Fund since that Fund's inception in 1996. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as portfolio manager of the international bonds sector of the Worldwide Fund since that Fund's inception in 1996. Quentin P. Faulkner, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the domestic equities sector of the Worldwide Fund since that Fund's inception in 1996. Paul
H. Drexler, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the international equities sector of the Worldwide Fund since that Fund's inception in 1996 and of the International Equity Fund since that Fund's inception in 1996. Each of the foregoing, except Ms. Champagne and Messrs. Drexler, Ely, Fine, Smith, and Watkins have been employed by Loomis Sayles for at least five years. Before joining Loomis Sayles in 1993, Ms. Champagne was a portfolio manager at NBD Bank, and Mr. Drexler was an economist and portfolio manager at Brown Brothers Harriman & Co. Prior to joining Loomis Sayles in 1996, Mr. Ely was Senior Vice President and Portfolio Manager, and Messrs. Fine and Smith were Vice Presidents and Portfolio Managers, of Keystone Investment Management Company, Inc. Prior to joining Loomis Sayles in 1991, Mr. Watkins was an investment manager with Comerica, Inc.


                            PERFORMANCE INFORMATION

Portfolio Managers' Past Performance
------------------------------------

  The performance information presented in the graphs below relates to the institutional private accounts managed by the portfolio managers of the Small Company Growth Fund and the Strategic Value Fund that have investment objectives and policies substantially similar to those of the relevant Fund. The Funds are newly organized and have no performance record of their own. The information below should not be considered a prediction of the future performance of any Fund. The performance of the Funds may be higher or lower than the performance of a fund or account that has substantially similar investment objectives and policies. The performance information shown below for the accounts described below is adjusted to give effect to the higher of the level of the actual expenses of the accounts during the periods shown or the annualized expenses projected for the relevant Fund's Retail Class shares during the first fiscal year.

Small Company Growth Accounts
-----------------------------

  Christopher R. Ely, Portfolio Manager of the Small Company Growth Fund, and Philip C. Fine and David L. Smith, Assistant Portfolio Managers of the Small Company Growth Fund, also serve, and have served, in those capacities for other accounts that have investment objectives and investment policies substantially similar to the Small Company Growth Fund (the "Small Company Growth Accounts"). Prior to July 22, 1996, Messrs. Ely, Fine and Smith were affiliated with another advisory firm. The following graph shows total returns for the one and two year periods ended September 30, 1996 for the Small Company Growth Accounts. The information presented in footnote (2) below the graph represents the total return of the Keystone Institutional Small Cap Growth Fund and Keystone Small Company Growth Fund II, which have investment objectives and policies substantially similar to those of the Small Company Growth Fund and which, from their inception through July 11, 1996, were managed by Messrs. Ely, Fine and Smith in their capacities as employees of the firm with which they were then affiliated. The performance information shown below is adjusted to give effect to the higher of the level of the actual expenses of the Accounts during the periods shown or the annualized expenses projected for the Fund's Retail Class shares during the first full fiscal year.

A bar graph appears here, illustrating the one and two year annual returns for the periods ended September 30, 1996 for the Accounts (1)(2), the Russell 2000 Index, the Russell 2000 Growth Index and the S&P 600 Index. The data points from the chart are as follows:

Accounts                    %

Russell 2000 Index          %

Russell 2000 Growth Index   %

S&P 600 Index               %

(1) The annual total return for the Accounts for the period June 29, 1994 (inception of the Accounts) to September 30, 1996 was [_]%. The Accounts were managed by Messrs. Ely, Fine and Smith throughout the periods shown except for the period July 11, 1996 through September 16, 1996 when the management of the Accounts was in transition from the former adviser to Loomis Sayles.

(2) In the case of the Keystone Institutional Small Cap Growth Fund ("Institutional Fund"), the total return for the period January 1, 1996 (inception of the Institutional Fund) to July 11, 1996 (the date that Messrs.
Ely, Fine and Smith ceased management of the Institutional Fund) was [_]%.   In
the case of the Keystone Small Company Growth Fund II ("Fund II"), the total return for February 20, 1996, the date of the Fund's inception, through July 11, 1996 was [_]. The information relating to Fund II does not take into account the sales charges of Fund II. The lower total return of Fund II compared to the Institutional Fund and the Accounts is partially attributable to certain tax restrictions.

Strategic Value Accounts
------------------------

  Philip J. Schettewi, portfolio manager of the Strategic Value Fund, also serves as portfolio manager for other accounts that have substantially the same investment objective and investment policies as the Strategic Value Fund (the "Strategic Value Accounts"). The following graph shows the total returns for the period from __________ through ____________ for the Strategic Value Accounts. The graph also shows the total return of the Standard & Poor's/Barra Value Index for [each] [the same] periods.

  A bar graph appears here, illustrating the __, ___, ___ year total returns for ___________ to _______________ for the Strategic Value Accounts and the Standard & Poor's/Barra Value Index.

Accounts                             %

Standard & Poor's/Barra Value Index  %


                                 FUND EXPENSES

  Each Fund pays Loomis Sayles a monthly investment advisory fee. This fee is at the following annual percentage rate of the Fund's average daily net assets:


          Fund                     Fee Rate
          ----                     --------

          Growth                       .50%
          Core Value                   .50
          Small Cap Value              .75
          International Equity         .75
          Worldwide                    .75
          Small Company Growth         .75
          Mid-Cap Value                .75
          Mid-Cap Growth               .75
          Strategic Value              .50


  In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles and its affiliated companies.


  Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit total operating expenses of the Institutional Class shares to .75% of the average net assets of the Growth, Core Value and Strategic Value Funds and to 1.00% of average annual net assets for the International Equity, Small Cap Value Fund, Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds. Loomis Sayles may change or terminate these voluntary arrangements at any time, but the Funds' prospectus would be supplemented to describe the change and such prospectus supplement would be mailed to shareholders 30 days before termination of the arrangements.

  Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee in an amount of up to .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the customers' accounts with the Funds.

                            PORTFOLIO TRANSACTIONS

  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains. Although it is not possible to predict the portfolio turnover rate with certainty, Loomis Sayles does not expect the Small Cap Value, Small Company Growth, Mid-Cap Value, Mid-Cap Growth and Strategic Value Funds' portfolio turnover rates to exceed _______%, _____%, _____%, _____%, and ____ %, respectively.

  Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Funds. Subject to seeking best price and execution, Loomis Sayles may allocate these transactions to brokers or dealers whose customers have invested in the Trust.

                            HOW TO PURCHASE SHARES

  An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

                         Boston Financial Data Services
                         P.O. Box 8314
                         Boston, Massachusetts  02266-8314
                         Attn: Loomis Sayles Funds


  The minimum investment for the Institutional Class of each Fund's shares is $1 million in that Fund. An investment minimum of $2500 applies to shareholders of any Fund who have accounts that have been in continuous existence since December 31, 1996 ( "Existing Shareholders"), the trustees of the Trust and investment advisory clients of Loomis Sayles (and their directors, officers and employees) and the parents, spouses and children of the foregoing and employees of Loomis Sayles and their parents, spouses and children. The investment minimum may be waived by Loomis Sayles in its sole discretion and will be waived for new shareholders in the Loomis Sayles Funds who initially invests less than $1 million but sign letters of intent stating their intention to bring their balance to $1 million within six months of the initial purchase. The Distributor reserves the right to redeem the accounts at net asset value of shareholders that have signed a letter of intent but fail to meet the investment minimum within the specified time. Subsequent investments must be at least $50.00.

  Shares of any Fund may be purchased by (i) cash, (ii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-633-3330.

  Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities.

  All purchases made by check should be in U.S. dollars and made payable to the Loomis Sayles Funds or State Street Bank and Trust Company. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

  Upon acceptance of an investor's order, Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"), opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

  After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

  Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "$ amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and Institutional Class), DDA #9904-622-9, Shareholder Name, Shareholder Account Number." A bank may charge a fee for transmitting funds by wire.

  Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

  The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

  Each Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Fund. Although there is no sales charge levied directly by the Fund, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or Loomis Sayles.

  Each Fund also offers a Retail Class of shares that has a $250,000 investment minimum and bears higher expenses. Because of its lower expenses, the Institutional Class of shares is expected to have a higher total return than the Retail Class of shares.


                             SHAREHOLDER SERVICES

  The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

     Free Exchange Privilege.  Shares of the Institutional Class of any Fund may
     -----------------------
     be exchanged for shares of the Institutional Class of any other Fund or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than 4 exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

     Retirement Plans.  The Institutional Class of the Funds' shares may be
     ----------------
     purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

     Systematic Withdrawal Plan.  If the value of an account is at least $25,000
     --------------------------
     an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

     Automatic Investment Plan.  Voluntary monthly investments of at least $50
     -------------------------
     may be made automatically by pre-authorized withdrawals from an investor's checking account.


                             HOW TO REDEEM SHARES

  An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a written or telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

  The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

  If (1) an investor is redeeming shares worth more than $50,000, (2) is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, an investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

  If an investor has requested certificates for the investment, an investor must enclose the certificates and a properly completed redemption form or stock power. The Funds recommend that certificates be sent by registered mail.

  When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5.00) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

   If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank and Trust Company ("State Street"). BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street, BFDS and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form.

  Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

  Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

  Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

  Income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains whether distributed in cash or additional shares and regardless of how long an investor has owned shares of a Fund.

  Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to an investor (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

  Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders.

  State Street Bank will send each investor and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

INVESTMENT ADVISER                                      LOOMIS SAYLES
Loomis, Sayles & Company, L.P.                              FUNDS /(TM)/
One Financial Center
Boston, Massachusetts  02111                       The Power of A Passion


DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT                       Stock Funds
AND CUSTODIAN OF ASSETS                           Institutional Class Shares
State Street Bank and Trust Company
Boston, Massachusetts 02102                               PROSPECTUS

SHAREHOLDER SERVICING AGENT FOR                              AND
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.                     APPLICATION
P.O. Box 8314
Boston, Massachusetts  02266                          December __, 1996


LEGAL COUNSEL
Ropes & Gray                                         One Financial Center
One International Place                          Boston, Massachusetts  02111
Boston, Massachusetts  02110                            (617) 482-2450

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109

                            LOOMIS SAYLES FUNDS(TM)
                          The Power of A Passion(TM)
                             One Financial Center
                         Boston, Massachusetts  02111
                                (617) 482-2450

                                  PROSPECTUS
                             December _____, 1996

 The Loomis Sayles Funds - Bond Funds:

 Institutional Class shares of:

     Loomis Sayles Bond Fund
     Loomis Sayles High Yield Fund
     Loomis Sayles Global Bond Fund
     Loomis Sayles U.S. Government Securities Fund
     Loomis Sayles Municipal Bond Fund
     Loomis Sayles Short-Term Bond Fund
     Loomis Sayles Investment Grade Bond Fund
     Loomis Sayles Intermediate Maturity Bond Fund

     Loomis Sayles Bond Fund, Loomis Sayles High Yield Fund, Loomis Sayles Global Bond Fund, Loomis Sayles U.S. Government Securities Fund, Loomis Sayles Municipal Bond Fund, Loomis Sayles Short-Term Bond Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Intermediate Maturity Bond Fund (the "Funds" and each a "Fund"), each a series of Loomis Sayles Funds, are separately managed and each Fund has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

     The Funds (other than Loomis Sayles U.S. Government Securities Fund and Loomis Sayles Municipal Bond Fund) offer two classes of shares: an Institutional Class that is described in this Prospectus and a Retail Class, with a lower investment minimum for certain categories of investors and bearing higher expenses, that is described in a separate prospectus. This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of any Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated December _____, 1996 is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The Statement of Additional Information, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. To obtain more information about the Retail Class of shares, please call the Distributor toll-free at 800-633-3330.

 For information about:               For all other information about the Funds:

   . Establishing an account          Call 800-633-3330
   . Account procedures and status
   . Exchanges
   . Shareholder services

 Call 800-626-9390

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE LOOMIS SAYLES HIGH YIELD FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER-RATED SECURITIES, COMMONLY KNOWN AS "JUNK BONDS" AND MAY INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN SUCH SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD FUND. SEE "MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS--LOWER RATED FIXED INCOME SECURITIES" AND "APPENDIX A."

                               TABLE OF CONTENTS

 SUMMARY OF EXPENSES........................................................
 FINANCIAL HIGHLIGHTS.......................................................
 THE TRUST..................................................................
 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS..............................
 THE FUNDS' INVESTMENT ADVISER..............................................
 FUND EXPENSES..............................................................
 PORTFOLIO TRANSACTIONS.....................................................
 HOW TO PURCHASE SHARES.....................................................
 SHAREHOLDER SERVICES.......................................................
 HOW TO REDEEM SHARES.......................................................
 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................
 APPENDIX A.................................................................
         DESCRIPTION OF BOND RATINGS.....................................A-1

                              SUMMARY OF EXPENSES

     The following information is provided to assist in understanding the various expenses that an investor in a Fund will bear indirectly. Except in the case of the High Yield, Investment Grade Bond and Intermediate Maturity Bond Funds, the information is based on expenses of the Institutional Class of shares for the Funds' fiscal year ended December 31, 1995. The High Yield, Investment Grade Bond and Intermediate Maturity Bond Funds did not commence operations until 1996; the information about each shown below is based on annualized projected expenses of the Institutional Class of shares for the period from the Fund's commencement of operations through December 31, 1996. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the Example should not be considered a representation of investment performance as actual performance will depend upon actual investment results of securities held in the particular Fund's portfolio.


                                                         Bond Fund   High Yield    Global      U.S. Gov't     Municipal  Short-Term
                                                                        Fund      Bond Fund  Securities Fund  Bond Fund  Bond Fund

 Shareholder Transaction Expenses:

   Maximum Sales Load Imposed on Purchases
     (as % of offering price).........................      none        none        none         none          none       none
   Maximum Sales Load Imposed on
    Reinvested Dividends (as % of (offering price)....      none        none        none         none          none       none
   Deferred Sales Load
     (as % of original purchase price
     or redemption proceeds as applicable)............      none        none        none         none          none       none
   Redemption Fees/1/.................................      none       2.00%        none         none          none       none
   Exchange Fees......................................      none        none        none         none          none       none

 Annual Operating Expenses (as a percentage of net assets):

   Management Fees....................................      .60%        .60%        .60%/2/      .40%/2/       .40%/2/    .25%/2/
   12b-1 Fees.........................................      none        none        none         none          none       none
   Other Operating Expenses  (after expense
     reimbursements where indicated)..................      .15%/3/     .15%/3/     .30%/3/      .20%/3/       .20%/3/    .25%/3/
   Total Operating Expenses (after expense
     reimbursements where indicated)..................      .75%/3/     .75%/3/     .90%/3/      .60%/3/       .60%/3/    .50%/3/

 Example:

   An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with a redemption at the end of each time period):

     One Year.........................................         x           x           x            x             x          x
     Three Years......................................         x           x           x            x             x          x
     Five Years.......................................         x                       x            x             x          x
     Ten Years........................................         x                       x            x             x          x

 An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (without a redemption at the end of each time period):

     One Year.........................................         x           x           x            x             x          x
     Three Years......................................         x           x           x            x             x          x
     Five Years.......................................         x                       x            x             x          x
     Ten Years........................................         x                       x            x             x          x

                                                      Investment  Intermediate
                                                        Grade       Maturity
                                                        Bond          Bond
Shareholder Transaction Expenses:
    Maximum Sales Load Imposed on
      Purchases (as % of offering price)                none          none
    Maximum Sales Load Imposed on
      Reinvested Dividends (as % of
      offering price).........................         none          none
    Deferred Sales Load (as % of original
      purchase price or redemption
      proceeds as applicable)..................         none          none
    12b-1 Fees.................................         none          none
    Redemption Fees/1/.........................         none          none
    Exchange Fees..............................         none          none

Annual Operating Expenses (as a percentage of net assets):

    Management Fees............................         .40%          .40%
    Other Operating Expenses (after expense
      reimbursements where indicated)..........         .15%/3/       .15%/3/
    Total Operating Expenses (after expense
      reimbursements where indicated)..........         .55%/3/       .55%/3/

Example:

    An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):

       One Year................................           x             x
       Three Years.............................           x             x
-----------------------


    /1/ A $5 charge applies to any wire transfer of redemption proceeds from any Fund. A 2.00% redemption fee applies with respect to shares of the High Yield Fund redeemed within one (1) year of purchase. Loomis Sayles may, in its discretion, waive redemption fees on shares of the High Yield Fund as set forth under the heading "How to Redeem Shares" if it determines that there are minimal brokerage and transaction costs incurred in connection with the redemption.

    /2/ The management fees shown in the table have been restated to reflect a reduction in management fees payable to Loomis Sayles. Actual Management fees for the fiscal year ended December 31, 1995 were _____% for the Global Bond Fund, _____% for the U.S. Government Securities Fund, _____% for the Municipal Bond Fund, and _____% for the Short-Term Bond Fund.

    /3/ Loomis Sayles has voluntarily agreed, for an indefinite period, to limit these Funds' total operating expenses to the percentages of net assets shown above. Without this agreement, estimated total operating expenses would have been 1.94% for the High Yield Fund, _______% for the Intermediate Maturity Bond Fund, and _______% for the Investment Grade Bond Fund and actual Total Operating Expenses for the fiscal year ended December 31, 1995, 1.69% for the Global Bond Fund, 1.22% for the U.S. Government Securities Fund, 2.02% for the Municipal Bond Fund, and 1.03% for the Short-Term Bond Fund.

    /4/ Under SEC rules, new funds are required to show expenses for the one- and three-year periods only.

                             FINANCIAL HIGHLIGHTS

   (For an Institutional Class share of each Fund outstanding throughout the indicated periods)

   The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for prior periods is included in financial statements of the Funds that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Funds' 1996 Semiannual Report and the "Report of Independent Accountants," financial statements and notes thereto contained in the Funds' 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                                      Global Bond Fund
                                            -------------------------------------------------------------------
                                            Six Months
                                              Ended                                                  May 16*
                                             June 30,               Year Ended Dec. 31,                to
                                               1996      -------------------------------------      Dec. 31,
                                            (Unaudited)    1995      1994      1993     1992          1991
                                            -----------    ----      ----      ----     ----          ----
Net asset value, beginning of period            $11.39     $9.82    $11.06    $10.32   $11.38        $10.00
                                                ------     -----    ------    ------   ------        ------
Income from investment operations --
  Net investment income (loss)                    0.39      1.04      0.67      0.54     0.70          0.37
  Net realized and unrealized gain (loss)
    on investments                                0.26      1.31     (1.63)     0.96    (0.60)         1.31
                                                ------     -----    ------    ------   ------        ------
    Total from investment operations              0.65      2.35     (0.96)     1.50     0.10          1.68
                                                ------     -----    ------    ------   ------        ------
Less distributions --
  Dividends from net investment income            0.00     (0.78)    (0.04)    (0.49)   (0.77)        (0.30)
  Distributions from net realized capital
    gains                                         0.00      0.00      0.00     (0.27)   (0.39)         0.00
  Distributions from capital                      0.00      0.00     (0.24)     0.00     0.00          0.00
                                                ------     -----    ------    ------   ------        ------
    Total distributions                           0.00     (0.78)    (0.28)    (0.76)   (1.16)        (0.30)
                                                ------     -----    ------    ------   ------        ------
Net asset value, end of period                  $12.04    $11.39     $9.82    $11.06   $10.32        $11.38
                                                ======    ======    ======    ======   ======        ======
Total return (%)                                  5.7      23.9      (8.7)     14.6      0.8          16.9
Net assets, end of period (000)                $11,633   $10,304   $25,584   $21,378   $9,968        $4,308
Ratio of operating expenses to average
   net assets (%)                                 1.50**    1.50      1.30      1.50     1.50          1.50**
Ratio of net investment income to
 average net assets (%)                           6.66**    8.17      7.02      5.54     6.99          6.81**

Portfolio turnover rate (%)                     147**     148       153       150       72           137**
Without giving effect to voluntary
  expense limitations:
 The ratios of operating expenses to
average net assets would have been (%)            2.35**    1.69      1.30      1.51     2.58          3.99**
 Net investment income per share
  would have been                                $0.34     $1.02     $0.67     $0.54    $0.59         $0.23

-----------------------------------
*  Commencement of operations

** Computed on an annualized basis.

                                                                        Bond Fund
                                            -------------------------------------------------------------------
                                            Six Months
                                              Ended                                                  May 16*
                                             June 30,               Year Ended Dec. 31,                to
                                               1996      -------------------------------------      Dec. 31,
                                            (Unaudited)    1995      1994      1993     1992          1991
                                            -----------    ----      ----      ----     ----          ----
Net asset value, beginning of period           $12.29     $10.05    $11.37    $10.36    $10.23       $10.00
                                               ------     ------    ------    ------    ------       ------
Income from investment operations --
  Net investment income (loss)                   0.44       0.82      0.83      0.84      0.76         0.52
  Net realized and unrealized gain (loss) on
   investments                                  (0.37)      2.32     (1.29)     1.43      0.67         0.36
                                               ------     ------    ------    ------    ------       ------
    Total from investment operations             0.07       3.14     (0.46)     2.27      1.43         0.88
                                               ------     ------    ------    ------    ------       ------
Less distributions --
  Dividends from net investment income          (0.19)     (0.82)    (0.84)    (0.81)    (0.76)       (0.52)
  Distributions in excess of net investment
     income                                      0.00       0.00     (0.02)     0.00      0.00         0.00
  Distributions from net realized capital
    gains                                        0.00      (0.08)     0.00     (0.45)    (0.54)       (0.13)
                                               ------     ------    ------    ------    ------       ------
    Total distributions                         (0.19)     (0.90)    (0.86)    (1.26)    (1.30)       (0.65)
                                               ------     ------    ------    ------    ------       ------
Net asset value, end of period                 $12.17     $12.29    $10.05    $11.37    $10.36       $10.23
                                               ======     ======    ======    ======    ======       ======
Total return (%)                                 0.6       23.0      (4.1)     22.2      14.3          8.9

Net assets, end of period (000)              $333,258   $255,710   $82,985   $64,222   $18,472       $9,922
Ratio of operating expenses to average net
   assets (%)                                    0.78**     0.79      0.84      0.94      1.00         1.00**
Ratio of net investment income to average
   net assets (%)                                7.98**     8.34      7.92      8.26      7.50         8.97**
Portfolio turnover rate (%)                     58**       35        87       170       101          126**
Without giving effect to voluntary expense
   limitations:
  The ratios of operating expenses to
    average net assets would have been (%)       0.78**     0.79      0.84      0.94      1.55         1.78**
  Net investment income per share would
    have been                                   $0.44      $0.82     $0.83     $0.84     $0.70        $0.47

---------------------------------------
*  Commencement of operations

** Computed on an annualized basis.

                                                                   Municipal Bond Fund
                                            -------------------------------------------------------------------
                                            Six Months
                                              Ended                                                  May 16*
                                             June 30,               Year Ended Dec. 31,                to
                                               1996      -------------------------------------      Dec. 31,
                                            (Unaudited)    1995      1994      1993     1992          1991
                                            -----------    ----      ----      ----     ----          ----
Net asset value, beginning of period           $11.53     $10.41    $11.54    $10.95   $10.55        $10.00
                                               ------     ------    ------    ------   ------        ------
Income from investment operations --
  Net investment income (loss)                   0.26       0.52      0.52      0.51     0.51          0.24
  Net realized and unrealized gain (loss) on
   investments                                  (0.43)      1.16     (1.13)     0.74     0.46          0.56
                                               ------     ------    ------    ------   ------        ------
    Total from investment operations            (0.17)      1.68     (0.61)     1.25     0.97          0.80
                                               ------     ------    ------    ------   ------        ------
Less distributions --
  Dividends from net investment income          (0.26)     (0.52)    (0.52)    (0.51)   (0.51)        (0.23)
  Distributions from net realized capital
    gains                                        0.00      (0.04)     0.00     (0.15)   (0.06)        (0.02)
                                               ------     ------    ------    ------   ------        ------
    Total distributions                         (0.26)     (0.56)    (0.52)    (0.66)   (0.57)        (0.25)
                                               ------     ------    ------    ------   ------        ------
Net asset value, end of period                 $11.10     $11.53    $10.41    $11.54   $10.95        $10.55
                                               ======     ======    ======    ======   ======        ======
Total return (%)                                (1.5)      16.5      (5.4)     11.6      9.4           8.1
Net assets, end of period (000)                $7,907     $7,961    $7,270    $5,160   $2,200          $706
Ratio of operating expenses to average net
   assets (%)                                    1.00**     1.00      1.00      1.00     1.00          1.00**
Ratio of net investment income to average
   net assets (%)                                4.62**     4.72      4.79      4.50     4.81          5.03**
Portfolio turnover rate (%)                        29**       41        28        36       32            26**
Without giving effect to voluntary expense
   limitations:
  The ratios of operating expenses to
    average net assets would have been (%)       2.53**     2.02      2.37      3.22     7.65         21.58**
  Net investment income per share would
    have been                                   $0.17      $0.41     $0.37     $0.26   $(0.19)       $(0.74)


----------------------------------------------
*  Commencement of operations

** Computed on an annualized basis.

                                                             U.S. Government Securities Fund
                                            -------------------------------------------------------------------
                                            Six Months
                                              Ended                                                  May 16*
                                             June 30,               Year Ended Dec. 31,                to
                                               1996      -------------------------------------      Dec. 31,
                                            (Unaudited)    1995      1994      1993     1992          1991
                                            -----------    ----      ----      ----     ----          ----
Net asset value, beginning of period          $10.64      $9.22     $10.53    $10.45   $10.77        $10.00
                                              ------      -----     ------    ------   ------        ------
Income from investment operations --
  Net investment income                         0.33       0.66       0.64      0.64     0.64          0.40
  Net realized and unrealized gain (loss)
   on investments                              (0.83)      1.42      (1.30)     1.00     0.27          1.11
                                               ------      ----      ------     ----     ----          ----
    Total from investment operations           (0.50)      2.08      (0.66)     1.64     0.91          1.51
                                               ------      ----      ------     ----     ----          ----
Less distributions --
  Dividends from net investment income         (0.16)     (0.66)     (0.65)    (0.65)   (0.59)        (0.40)
  Distributions from net realized capital
    gains                                       0.00       0.00       0.00     (0.91)   (0.64)        (0.34)
                                                ----       ----       ----     ------   ------        ------
    Total distributions                        (0.16)     (0.66)     (0.65)    (1.56)   (1.23)        (0.74)
                                               ------     ------     ------    ------   ------        ------
Net asset value, end of period                 $9.98     $10.64      $9.22    $10.53   $10.45        $10.77
                                               =====     ======      =====    ======   ======        ======
Total return (%)                               (4.7)      23.0       (6.3)     15.7      8.8          15.3
Net assets, end of period (000)               22,212    $19,499    $17,341   $18,317  $10,899        $6,248
Ratio of operating expenses to average net
   assets (%)                                   1.00**     1.00       1.00      1.00     1.00          1.00**
Ratio of net investment income to average
   net assets (%)                               6.38**     6.47       6.60      5.95     6.54          7.01**
Portfolio turnover rate (%)                   105**      169        242       277      344           273**
Without giving effect to voluntary expense
   limitations:
  The ratios of operating expenses to
    average net assets would have been (%)      1.19**     1.22       1.22      1.29     2.01          2.39**
  Net investment income per share would
    have been                                  $0.32**    $0.64      $0.62     $0.61    $0.54         $0.32

--------------------------------------------
*  Commencement of operations

** Computed on an annualized basis.

                                                             Short-Term Bond Fund
                                            -----------------------------------------------------
                                            Six Months
                                              Ended                                     May 16*
                                             June 30,          Year Ended Dec. 31,        to
                                               1996      -----------------------------  Dec. 31,
                                            (Unaudited)    1995      1994      1993       1991
                                            -----------    ----      ----      ----       ----
Net asset value, beginning of period           $9.81       $9.46     $9.95     $9.87     $10.00
                                               -----       -----     -----     -----     ------
Income from investment operations --
  Net investment income                         0.27        0.63      0.66      0.59       0.22
  Net realized and unrealized gain (loss) on
   investments                                 (0.18)       0.35     (0.49)     0.08      (0.13)
                                               -----       -----     -----     -----     ------
    Total from investment operations            0.09        0.98      0.17      0.67       0.09
                                               -----       -----     -----     -----     ------
Less distributions --
  Dividends from net investment income         (0.27)      (0.63)    (0.66)    (0.59)     (0.22)
  Distributions from net realized capital
    gains                                       0.00        0.00      0.00      0.00       0.00
                                               -----       -----     -----     -----     ------
    Total distributions                        (0.27)      (0.63)    (0.66)    (0.59)     (0.22)
                                               -----       -----     -----     -----     ------
Net asset value, end of period                 $9.63       $9.81     $9.46     $9.95      $9.87
                                               =====       =====     =====     =====      =====
Total return (%)                                0.9        10.6       1.8       7.0        0.9
Net assets, end of period (000)              $19,063     $26,039   $19,440   $15,226     $5,121
Ratio of operating expenses to average net
   assets (%)                                   1.00**      1.00      1.00      1.00       1.00**
Ratio of net investment income to average
   net assets (%)                               5.59**      6.46      6.88      5.97       5.49**
Portfolio turnover rate (%)                    95**       214        34        81         31**
Without giving effect to voluntary expense
   limitations:                                 1.12**      1.03      1.33      1.55       3.74**
  The ratios of operating expenses to
    average net assets would have been (%)     $0.26       $0.62     $0.63     $0.54      $0.11
  Net investment income per share would
    have been

-------------------------------------------
*  Commencement of operations

** Computed on an annualized basis.

NOTE: Further Information about each Fund's performance is contained in the Funds' semiannual and annual reports to shareholders, which may be obtained without charge.

                                   THE TRUST

     Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

 Loomis Sayles Bond Fund
 -----------------------

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to achieve its objective by normally investing substantially all of its assets in debt securities (including convertibles), although up to 20% of its assets may be invested in preferred stocks. At least 65% of the Fund's total assets will normally be invested in bonds. The Fund may invest any portion of its assets in securities of Canadian issuers, and 20% of its assets in securities of other foreign issuers. The Fund will also invest less than 35% of its assets in securities of below investment grade quality (commonly known as "junk bonds").

     The Fund may invest in collateralized mortgage obligations ("CMOs") and Rule 144A securities. The Fund may engage in foreign currency hedging and swap transactions.

     The percentages of the Fund's assets invested during the fiscal year ended December 31, 1995 in securities assigned to the various rating categories by Standard & Poor's Rating Group ("Standard & Poor's") and Moody's Investors Services, Inc. ("Moody's") were as follows: "AAA"/"Aaa" 13.2%; "AA"/"Aa" 9.2%; "A"/"A" 10.9%; "BBB"/"Baa" 32.3%; "BB"/"Ba" 12.0%; "B"/"B" 12.7%; "CCC"/"Caa"
 9.7%.

 Loomis Sayles High Yield Fund
 -----------------------------

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to attain its objective by normally investing substantially all of its assets in debt securities, although up to 20% of its assets may be invested in preferred stocks and up to 10% of its assets may be invested in common stocks. The Fund may also invest in convertible bonds, when-issued securities, CMOs, options and Rule 144A securities. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 50% of its assets in the securities of other foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

     The Fund will normally invest at least 65% of its assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds"), which are securities rated below BBB by Standard & Poor's or below Baa by Moody's, including securities in the lowest rating categories, and unrated securities that Loomis Sayles determines to be of comparable quality. See "More Information about the Funds' Investments -- Lower Rated Fixed Income Securities."

 Loomis Sayles Global Bond Fund
 ------------------------------

     The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

     The Fund seeks to achieve its objective by investing primarily in investment grade fixed income obligations (including convertibles and CMOs) denominated in various currencies, including U.S. dollars, or in multicurrency units.

     Under normal conditions, the Fund will invest at least 65% of its total assets in bonds of issuers from at least three countries which may include the United States, and no more than 40% of its assets in issuers headquartered in any one country. However, up to 100% of the Fund's assets may be denominated in U.S. dollars. For temporary defensive purposes, the Fund may invest as much as 100% of its assets in debt securities, rated AAA by Standard & Poor's or Aaa by Moody's at the time of purchase, of issuers from one or two countries, which may include the United States.

     The Fund may engage in foreign currency hedging and swap transactions.

 Loomis Sayles U.S. Government Securities Fund
 ---------------------------------------------

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to achieve its objective by investing substantially all its assets in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities ("U.S. Government Securities"), including CMOs, and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities. At least 65% of the Fund's total assets will normally be invested in U.S. Government Securities.

 Loomis Sayles Municipal Bond Fund
 ---------------------------------

     The Fund's investment objective is as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

     The Fund seeks to achieve its objective by normally investing substantially all of its assets in securities the income from which is, in the opinion of issuer's counsel at the time of issuance, exempt from federal income tax ("tax exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its net assets will be invested in tax exempt securities. Normally at least 80% of its assets will be invested in issues rated A or better, and at least 65% of its assets will be invested in bonds. All issues will be rated at least BBB or Baa (or, if unrated, be of equivalent credit quality as determined by Loomis Sayles) at the time of purchase. Bonds of BBB or Baa quality have some speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

 Loomis Sayles Short-Term Bond Fund
 ----------------------------------

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value.

     The Fund seeks to achieve its objective by normally investing substantially all of its assets in debt securities (including convertibles and CMOs), although up to 20% of its assets may be invested in non-convertible preferred stock. At least 65% of the Fund's total assets will normally be invested in bonds with a remaining maturity of 5 years or less. The Fund may invest a limited portion of its assets in securities of foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

     In an effort to minimize fluctuations in market value, the Fund is expected to maintain an average dollar-weighted maturity of between one and three years.

 Loomis Sayles Investment Grade Bond Fund
 ----------------------------------------

     The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

     The Fund seeks to achieve its objective by normally investing its assets primarily in fixed income securities of investment grade quality although up to 20% of its assets may be invested in preferred stocks. Investment grade securities include those rated BBB and above by Standard & Poor's and those rated Baa and above by Moody's and unrated securities that Loomis Sayles determines to be of comparable quality. The Fund may also invest up to 10% of its assets in fixed income securities of below invest grade quality, including securities in the lowest rating categories and unrated securities that Loomis Sayles determines to be of comparable quality. The debt securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, asset-backed securities, convertible bonds and when-issued securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in the securities of other foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

 Loomis Sayles Intermediate Maturity Bond Fund
 ---------------------------------------------

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to obtain its objective by normally investing at least 90% of its assets in fixed income securities of investment grade quality with an average dollar weighted maturity of between three and ten years. For purposes of the 90% test, a security will be treated as being of investment grade quality if it is rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, is determined by Loomis Sayles to be of comparable quality. The Fund may also invest up to 10% of its assets in fixed income securities of below investment grade quality which are securities rated below BBB by Standard & Poor's and below Baa by Moody's and unrated securities that Loomis Sayles believes are of comparable quality, including securities in the lowest rating categories and unrated securities determined by Loomis Sayles to be of comparable quality. The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, asset-backed securities, convertible bonds and when-issued securities. The Fund may engage in options and future transactions, repurchase transactions, foreign currency hedging transactions and securities lending. The Fund may invest any portion of its assets in the securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers. The Fund may engage in foreign currency hedging and swap transactions.

 All Funds
 ---------

     For temporary defensive purposes, each Fund may invest any portion of its assets in fixed income securities, cash and any other securities deemed appropriate by Loomis Sayles.

     Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.


                 MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

 Debt and Other Fixed Income Securities
 --------------------------------------

     The Bond, High Yield, Global Bond, U.S. Government Securities, Investment Grade Bond Fund and Municipal Bond Funds may all invest in fixed income securities of any maturity. Although the Short-Term Bond Fund expects to maintain an average weighted maturity of less than three years, individual portfolio holdings may have maturities longer than three years. The Intermediate Maturity Bond Fund expects to maintain an average dollar weighted maturity between three and ten years. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed income securities for any particular period. The net asset value of such a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

 U.S. Government Securities
 --------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change.
 Thus, for example, the value of an investment in a Fund that holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

     Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

     In addition to investing directly in U.S. Government Securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile. For purposes of its policy of normally investing at least 65% of its total assets in U.S. Government Securities, the U.S. Government Securities Fund will not treat a strip as a U.S. Government Security unless the strip itself is directly issued or guaranteed by the U.S. Government or an agency, authority or instrumentality thereof.

 Tax Exempt Securities
 ---------------------

     Issuers of tax exempt securities may make interest and principal payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or (3) a particular facility or project such as a highway. The ability of an issuer of tax exempt bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. The interest on tax exempt securities issued after August 15, 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

 Lower Rated Fixed Income Securities
 -----------------------------------

     The Bond, High Yield, Global Bond, Short-Term Bond, Investment Grade Bond and Intermediate Maturity Bond Funds may each invest a portion of its assets in securities rated below investment grade (that is, below BBB or Baa and commonly referred to as "junk bonds"), including securities in the lowest rating categories, and comparable unrated securities. The Bond Fund may invest less than 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Investment Grade Bond and Intermediate Maturity Bond Funds each may invest up to 10% and the High Yield Fund will normally invest at least 65% of its assets in such securities. For purposes of the foregoing percentages, a security will be treated as being of investment grade quality if at the time a Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower rated fixed income securities may be more dependent on the investment adviser's own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

 For more information about the ratings services' descriptions of the various
 ----------------------------------------------------------------------------
 rating categories, see Appendix A.
 ----------------------------------

 Common Stocks and Other Equity Securities
 -----------------------------------------

     Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. Therefore, the value of an investment in a Fund that invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

 Zero Coupon Securities
 ----------------------

     The Funds may each invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

 Mortgage-Backed Securities
 --------------------------

     All of the Funds except the Municipal Bond Fund may invest in mortgage-backed securities, such as GNMA or Federal National Mortgage Association certificates, which differ from traditional debt securities . Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster- than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

 Collateralized Mortgage Obligations
 -----------------------------------

     The Bond, High Yield, Global Bond, U.S. Government Securities, Short-Term Bond, Intermediate Grade Bond, and Intermediate Maturity Bond Funds each may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

 Asset-Backed Securities
 -----------------------

     The Bond, Global Bond, High Yield, Short-Term Bond, Investment Grade Bond and Intermediate Duration Bond Funds may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage past-through structures or in a pay-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

 When-Issued Securities
 ----------------------

     Each Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid high-grade assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

 Rule 144A Securities
 ---------------------

     The Bond and High Yield Funds may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

 Foreign Securities
 ------------------

     Each Fund (except the U.S. Government Securities and Municipal Bond Funds) may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Short-Term Bond Fund will not purchase a foreign security if, as a result, the Fund's holdings of foreign securities would exceed 20% of the Fund's total assets. The Bond, Investment Grade Bond, and Intermediate Maturity Bond Funds may invest any portion of its assets in securities of Canadian issuers, but will not purchase other foreign securities if, as a result, the Fund's holding of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets. The High Yield Fund may invest any portion of its assets in securities of Canadian issuers and up to 50% of its assets in the securities of other foreign issuers.

     Although investing in foreign securities may increase a Fund's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

     A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

      In determining whether to invest assets of the Bond, High Yield, Global Bond, Investment Grade Bond, Intermediate Maturity Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

 Foreign Currency Hedging Transactions
 -------------------------------------

       The Funds may engage in foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

     Foreign currency transactions involve costs and may result in losses. In addition, each Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

 Swaps
 -----

    The Funds may enter into interest rate or currency swaps. The Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets in the counterparty were to default on its obligations.

 Options and Futures Transactions
 --------------------------------

     The Funds (except the U.S. Government Securities and Municipal Bond Funds) may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

     Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

     A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Funds exceeds (or is less than) the price of the offsetting purchase, the Funds will realize a gain (or loss).

     The value of options purchased by the Funds and futures contracts held by the Funds may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Funds' portfolio. All transactions in options and futures involve the possible risk of loss to the Funds of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Funds' investment. The Funds will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and contracts.

     The successful use of options and futures will usually depend on the ability to forecast stock market, currency or other financial market movements correctly. The Funds' ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Funds to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular item. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Funds will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

     The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

 Repurchase Agreements
 ---------------------

     Each Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Series may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

 Securities Lending
 ------------------

     The Investment Grade Bond and Intermediate Maturity Bond Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

     Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.


                         THE FUNDS' INVESTMENT ADVISER

     The Funds' investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which ia a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. (:NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.

     In addition to selecting and reviewing the Funds' investments, Loomis Sayles provides executive and other personnel for the management of the Funds. The Funds' board of trustees supervises Loomis Sayles's conduct of the affairs of the Funds.

     As of ______________, 1996, the Loomis-Sayles Funded Pension Plan owned _____% of the Global Bond Fund, Loomis Sayles owned 26% of the U.S. Government Securities Fund, Desert States UFCW Unions and Employees Pension Fund owned

 _____% of the Global Bond Fund and Charles Schwab & Co., Inc. owned of record
 _____% of the Bond Fund. Each of these shareholders may be deemed to control the relevant Fund or Funds.

     Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Bond Fund since its inception in 1991, as the portfolio manager of the High Yield Fund since its inception in 1996, and as the portfolio manager of the Investment Grade Bond Fund since its inception in 1996. Kathleen C. Gaffney has served as associate portfolio manager of the High Yield Fund since its inception in 1996. Kent P. Newmark, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the U.S. Government Securities Fund since its inception in 1991. Martha F. Hodgman, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Municipal Bond Fund since May 1993. E. John deBeer, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Global Bond Fund since its inception in 1991.
 John Hyll, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Short-Term Bond Fund since its inception in 1992. Anthony J. Wilkins, Vice President of the Trust and of Loomis Sayles, has served as the portfolio manager of the Intermediate Maturity Bond Fund since its inception in 1996.


                            PERFORMANCE INFORMATION

 Portfolio Managers' Past Performance
 ------------------------------------

     The performance information presented in the graphs below relates to the institutional private accounts managed by the portfolio managers of the High Yield Fund, Investment Grade Bond Fund and Intermediate Maturity Bond Fund that have investment objectives and policies substantially similar to that of the respective Fund. The Funds (other than the High Yield Fund, which was organized on September __, 1996) are newly organized and have no performance record of their own. The information below should not be considered a prediction of the future performance of any Fund. The performance may be higher or lower than the performance of a fund or account that has
 substantially similar investment objectives and policies.   All performance
 information shown below is adjusted to give effect to the higher of the level of the actual expenses of the accounts described below during the periods shown or the annualized expenses projected for the relevant Fund's Retail Class shares during the first full fiscal year.

 High Yield Accounts
 -------------------

     Daniel J. Fuss and Kathleen C. Gaffney, portfolio manager and assistant portfolio manager of the High Yield Fund, also serve in the same capacities for other accounts that have investment objectives and investment policies that are substantially similar to those of the High Yield Fund (the "High Yield Accounts"). The following graph shows the total returns for the period from _________ through __________ for the High Yield Accounts. The graph also shows the total return of the Merrill Lynch High Yield Index for [each] [the same] periods. The information presented in the footnote below the graph represents the total return of the Loomis Sayles High Yield Fixed Income Fund, which has an investment objective and investment policies substantially similar to that of the High Yield Fund.

     A bar graph appears here, illustrating the __, ___, and ___ year total returns for _________ to ______________ for the High Yield Accounts* and the Merrill Lynch High Yield Index. The data points from the graph are as follows:

 Accounts                        %

 Merrill Lynch High Yield Index  %

 * In the case of the Loomis Sayles High Yield Fixed Income Fund, the total return for one year, three year and since inception period was __%, __% and __%

 Investment Grade Bond Accounts
 ------------------------------

     Daniel J. Fuss, portfolio manager of the Investment Grade Bond Fund, also serves as the portfolio manager of other accounts that have investment objectives and investment policies that are substantially similar to the Investment Grade Bond Fund (the "Investment Grade Bond Accounts"). The following graph also shows the total return of the Lehman Brothers Government/Corporate Bond Index for [each] [the same] period[s]. The information presented in the footnote below the graph represents the total return of the Loomis Sayles Investment Grade Fixed Income Fund, which has an investment objective and investment policies substantially similar to that of the Investment Grade Bond Fund.

     A bar graph appears here, illustrating the __, __, __ year total returns for _____________ to ______________ for the Investment Grade Bond Accounts* and the Lehman Brothers Corporate/Government Bond Fund. The data points from the graph are as follows:

 Accounts                                        %

 Lehman Brothers Corporate/Government Bond Fund  %

 * In the case of the Loomis Sayles Investment Grade Fixed Income Fund, the total return for the one year, three year and since inception period was __%, __% and __%.

 Intermediate Maturity Accounts
 ------------------------------

     Anthony J. Wilkins, portfolio manager of the Intermediate Maturity Bond Fund, also serves as the portfolio manager of other accounts that have substantially the same investment objective and investment policies as the
 Intermediate Maturity Bond Fund (the "Intermediate Maturity Accounts").   The
 following graph shows the total returns for the period from __________ through ____________ for the Intermediate Maturity Accounts. The graph also shows the total return of the Lehman Brothers Corporate/Government Bond Index for [each] [the same] periods. The information presented in the footnote below the graph represents the total return of the Loomis Sayles Intermediate Duration Fixed Income Fund, which has an investment objective and investment policies substantially similar to that of the Intermediate Maturity Bond Fund.

     A bar graph appears here, illustrating the __, ___, and ___ year total returns for _____________ to ___________ for the Intermediate Maturity Accounts* and the Lehman Brothers Corporate/Government Bond Index. The data points from the graph are as follows:

 Accounts                                         %

 Lehman Brothers Corporate/Government Bond Index  %

 * In the case of the Loomis Sayles Intermediate Duration Fixed Income Fund, the total return for one year, three year and since inception period was __%, __% and __%.


                                     FUND EXPENSES

     Each Fund pays Loomis Sayles a monthly investment advisory fee. This fee is at the following annual percentage rate of the Fund's average daily net assets:

              Fund                                      Fee Rate
              ----                                      --------
              Bond                                         .60
              High Yield                                   .60
              Global Bond                                  .60
              U.S. Government Securities                   .40
              Municipal Bond                               .40
              Short-Term Bond                              .25
              Investment Grade Bond                        .40
              Intermediate Maturity Bond                   .40

     In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses to the extent necessary to limit Fund total annual operating expenses to .75% of the average net assets of the High Yield Fund, to 1.00% of the average net assets of the Bond Fund, to .60% of the average net assets of the U.S. Government Securities and Municipal Bond Funds, to .50% of the average net assets of the Short Term Bond Fund, to .90%of the average net assets of the Global Bond Fund, and to .55% of the average net assets of the Investment Grade Bond and the Intermediate Grade Bond Funds.


                            PORTFOLIO TRANSACTIONS

     Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Funds' assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains. Although it is not possible to predict the portfolio turnover rate with certainty, Loomis Sayles does not expect the portfolio turnover rate of the High Yield, Investment Grade Bond and Intermediate Grade Bond Funds to exceed 60%, _____%, and _____%, respectively.

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Funds. Subject to seeking best price and execution, Loomis Sayles may allocate these transactions to brokers or dealers whose customers have invested in the Trust.


                            HOW TO PURCHASE SHARES

     An investor may make an initial purchase of shares of any Fund by submitting a completed application form and payment to:

                           Boston Financial Data Services
                           P.O. Box 8314
                           Boston, Massachusetts  02266-8314
                           Attn: Loomis Sayles Funds

     The minimum investment for the Institutional Class of each Fund's shares is $1 million in that Fund. A $2500 minimum investment applies to shareholders of any Fund who have accounts that have been in continuous existence since December 31, 1996 ( "Existing Shareholders"), the trustees of the Trust and investment advisory clients of Loomis Sayles (and their directors, officers and employees) and the parents, spouses and children of the foregoing and employees of Loomis Sayles and their parents, spouses and children. The investment minimum may be waived by Loomis Sayles in its sole discretion and will be waived for any new shareholder in the Loomis Sayles Funds who initially invests less than $1 million but signs a letter of intent stating the shareholders intention to bring his or her balance to $1 million within six months of the initial purchase. Loomis Sayles reserves the right to redeem the accounts at net asset value of shareholders that have signed a letter of intent but fail to meet the minimum within the specified time. Subsequent investments must be at least $50.00.

     Shares of any Fund may be purchased by (i) cash, (ii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities.

     In all cases Loomis Sayles reserves the right to reject any securities that are proposed for exchange. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-633-3330.

     All purchases made by check should be in U.S. dollars and made payable to the Loomis Sayles Funds or, in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

     Upon acceptance of an investor's order, Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"), opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

     After an account has been established, an investor may send subsequent investments at any time directly to BFDS at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

     Subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows:
 "$ amount, STATE STREET BOS ATTN Mutual Funds. Credit Fund (Fund Name and Institutional Class), DDA #9904-622-9, Shareholder Name, Shareholder Account Number." A bank may charge a fee for transmitting funds by wire.

     Each Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

     The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent. Shares of each Fund are sold with no sales charge. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

     Each Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Fund.
 Although there is no sales charge levied directly by the Fund, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or Loomis Sayles.

     Each Fund also offers a Retail Class of shares that has a $250,000 investment minimum and bears higher expenses. Because of its lower expenses, the Institutional Class of shares is expected to have a higher total return than the Retail Class of shares.


                             SHAREHOLDER SERVICES

     The Funds offer the following shareholder services, which are more fully described in the Statement of Additional Information. Explanations and forms are available from BFDS. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

      Free Exchange Privilege.  Shares of the Institutional Class of any Fund
      -----------------------
      may be exchanged for shares of the Institutional Class of any other Fund or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than 4 exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. Exchanges of shares of the High Yield Fund purchased within one year of such exchanges will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the High Yield Fund purchased by exchange of shares of another Fund, the one year period shall be deemed to begin on the date of such purchase by exchange.

      Retirement Plans.  The Institutional Class of the Funds' shares may be
      ----------------
      purchased by all types of tax-deferred retirement plans. Loomis Sayles makes available retirement plan forms for IRAs.

      Systematic Withdrawal Plan.  If the value of an account is at least
      --------------------------
      $25,000 an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

      Automatic Investment Plan.  Voluntary monthly investments of at least $50
      -------------------------
      may be made automatically by pre-authorized withdrawals from an investor's checking account.


                             HOW TO REDEEM SHARES

     An investor can redeem shares by sending a written request to Boston Financial Data Services, Inc., P.O. Box 8314, Boston, Massachusetts 02266. Proceeds from a written request may be sent to the investor in the form of a check. As described below, an investor may also redeem shares by calling BFDS at 800-626-9390. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

     The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Shareholders requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

     If (1) an investor is redeeming shares worth more than $50,000, (2) is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) an investor is instructing us to wire the proceeds to a bank account not designated on the application, an investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

     If an investor has requested certificates for the investment, an investor must enclose the certificates and a properly completed redemption form or stock power. The Funds recommend that certificates be sent by registered mail.

     When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5.00) will be deducted from the proceeds. A telephonic redemption request must be received by BFDS prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to BFDS after the Exchange closes or on a day when the Exchange is not open for business, BFDS cannot accept the request and a new one will be necessary.

      If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, BFDS will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide BFDS with the investor's account registration and address as it appears on the records of State Street Bank and Trust Company ("State Street").

 BFDS will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street, BFDS and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult BFDS. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form, less, in the case of the High Yield Fund, a redemption fee of 2.00% of the amount redeemed with respect to shares of that Fund purchased within one (1) year of such redemption. Loomis Sayles, in its discretion, may waive the 2.00% redemption fee with respect to shares of the High Yield Fund.

     Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

    The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

     Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers own shares of the Funds a continuing fee in an amount of up to .25% annually of the value of Fund shares held for those customers' accounts. These fees are paid by Loomis Sayles out of its own assets and are not assessed against the customers' accounts with the Funds.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     The Global Bond Fund declares and pays its net investment income to shareholders as dividends [monthly]; the Bond, High Yield, U.S. Government Securities, Investment Grade Bond, Intermediate Maturity Bond Funds declare and pay dividends quarterly; the Municipal Bond and Short-Term Bond Funds declare dividends daily and make payments monthly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Funds declare or pay dividends.

     Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

     Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, so long as a Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

     Except in the case of income dividends from tax exempt bond interest paid by the Municipal Bond Fund (see below), an investor's income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

     Each Fund (except the Municipal Bond Fund in the case of designated exempt-interest dividends, as described below) is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding.

     Dividends derived from interest on U.S. Government securities may be exempt from state and local taxes.

     State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

 Municipal Bond Fund
 -------------------

     Certain designated dividends paid by the Municipal Bond Fund that are derived from interest on tax exempt bonds ("exempt-interest dividends") may be excluded from gross income on federal tax returns. However, if an investor receives social security or railroad retirement benefits, the investor may be taxed on a portion of those benefits as a result of receiving tax exempt income. Also, tax exempt income may be taken into account for the federal alternative minimum tax.

     Other dividends and short term capital gains, if any, are taxable to the investor as ordinary income whether received in cash or additional shares. Distributions of long-term capital gains are taxable as long-term capital gains whether distributed in cash or additional shares, regardless of how long an investor has held the shares.

     If at least 95% of the Fund's dividends are designated as exempt-interest dividends, federal back-up withholding rules do not apply with respect to such dividends.

     The federal exemption for exempt-interest dividends does not result in exemption from state and local taxes. Distributions of exempt-interest dividends may be exempt from local and state taxation to the extent they are derived from the state or locality in which the investor resides. The Fund will report annually on a state-by-state basis the source of income the Fund received on tax exempt bonds that was paid out as dividends during the preceding year.

 NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                  APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

 STANDARD & POOR'S
 -----------------

                                      AAA

 This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

 Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

 Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

 Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                 BB, B, CCC, CC

 Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

 The rating C is reserved for income bonds on which no interest is being paid.

                                       D

 Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

 Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 MOODY'S INVESTORS SERVICE, INC.
 -------------------------------

                                      Aaa

 Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

 Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

 Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

 Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                       Ba

 Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

 Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

 Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

 Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

 Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Should no rating be assigned by Moody's, the reason may be one of the following:

 1.   An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3.   There is lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed in which case the rating is not published in Moody's publications.

 Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

 Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts  02111

DISTRIBUTOR
Loomis Sayles Distributors, L.P.
One Financial Center
Boston, Massachusettes 02111

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts  02266


LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109


      LOOMIS SAYLES
          FUNDS
The Power of A Passion(TM)

        Bond Funds
    Institutional Class

        PROSPECTUS

           AND

       APPLICATION

    December __, 1996



    One Financial Center
Boston, Massachusetts  02111
      (617) 482-2450

                              LOOMIS SAYLES FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                               December __, 1996



  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus of each Series ("Fund") of Loomis Sayles Funds that offers Retail Class shares of such Fund and the Prospectus of each Fund that offers Institutional Class shares of such Fund, each dated December __, 1996, and should be read in conjunction with the Prospectus relating to the class of shares of the Fund in which investment is contemplated. A copy of any of the Prospectuses may be obtained from Loomis Sayles Funds, One Financial Center, Boston, Massachusetts 02111.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............   3

MANAGEMENT OF THE TRUST........................................  11

INVESTMENT ADVISORY AND OTHER SERVICES.........................  15

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................  18

DESCRIPTION OF THE TRUST.......................................  20

HOW TO BUY SHARES..............................................  21

NET ASSET VALUE................................................  22

SHAREHOLDER SERVICES...........................................  22
 Open Accounts.................................................  22
 Systematic Withdrawal Plan....................................  23
 Exchange Privilege............................................  23
 IRAs..........................................................  23

REDEMPTIONS....................................................  24

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS....  25

FINANCIAL STATEMENTS...........................................  26

CALCULATION OF YIELD AND TOTAL RETURN..........................  26

PERFORMANCE COMPARISONS........................................  28

PERFORMANCE DATA...............................................  30

APPENDIX A -- PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION... A-1

APPENDIX B -- ADVERTISING AND PROMOTIONAL LITERATURE........... B-1

--------------------------------------------------------------------------------

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

  The investment objective and policies of each series ("Fund") of Loomis Sayles Funds (the "Trust"), are summarized in the Funds' Prospectuses under "Investment Objectives and Policies" and "More Information About the Funds' Investments." The investment policies of each Fund set forth in the Funds' Prospectuses and in this Statement of Additional Information may be changed by the Funds' adviser, subject to review and approval by the Trust's board of trustees, without shareholder approval except that the investment objective of each Fund as set forth in the Funds' Prospectuses and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in each Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  In addition to its investment objective and policies set forth in each Fund's Prospectuses, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

  Each Fund will not:

    (1) Invest in companies for the purpose of exercising control or management.

    *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

    *(4) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

    (5) With respect to 75% of its assets, purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer. (For purposes of this restriction, the Municipal Bond Fund treats each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, of obligations of any such issuer, as a separate issuer, provided that the assets and revenues of the issuer are separate from those of the government(s) that created the subdivision, agency, authority or instrumentality.)

    (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

    (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (9) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

    *(8) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.) Tax-exempt securities issued by governments or political subdivisions of governments and purchased by the Municipal Bond Fund are not subject to this restriction, since such issuers are not members of any industry.

    *(9) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

    (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

    (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

    (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

    (13) Write or purchase puts, calls or combinations of both except that (1) each Fund may acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) the International Equity, Worldwide, High Yield, Small Company Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value, Intermediate Maturity Bond, Investment Grade Bond Fund and Global Bond Funds each may purchase and sell put and call options on securities and (3) each Fund may write, purchase and sell put and call options on currencies and may enter into currency forward contracts.

    *(14) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

    Although the Funds have no current intention of investing in repurchase agreements, they intend, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict their investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

U.S. Government Securities
--------------------------

    U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

    .    U.S. Treasury Bills - Direct obligations of the United States Treasury
         -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

    .    U.S. Treasury Notes and Bonds - Direct obligations of the United States
         -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the United States Government.

    .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
         -------------
mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

    .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a
         -------------
government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers.
Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

    .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
         --------------
is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

    As described in the Funds' Prospectuses, U.S. Government Securities generally do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

    As described in the Prospectuses, each Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account cash or U.S. Government Securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------

    Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Zero Coupon Bonds
-----------------

    Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

    Each Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

    Each of the Funds may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades therefor.

Tax Exempt Bonds
----------------

    Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term tax exempt bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenue bonds but retained others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability. The Municipal Bond Fund currently does not intend to invest in private activity bonds.

    The Municipal Bond Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users. See "Income Dividends, Capital Gain Distributions and Tax Status."

    The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

    Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

    As noted in the Prospectus, obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

    From time to time the Municipal Bond Fund may have less than 80% of its net assets invested in tax exempt bonds (1) for defensive purposes when deemed prudent in the judgment of Loomis Sayles to protect shareholders' capital or (2) on a temporary basis for liquidity purposes or pending the investment of proceeds from sales of Fund shares. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt securities at the end of each calendar quarter. See "Income Dividends, Capital Gain Distributions and Tax Status."

    The Municipal Bond Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell tax exempt bonds due to changes in the adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for tax exempt bonds typically has been less liquid than that for taxable debt securities, and this may affect the Fund's ability to sell particular tax exempt bonds, especially in periods when other investors are attempting to sell the same securities.

Foreign Currency Transactions
-----------------------------

    The Growth, Core Value, Small Cap Value, International Equity, Worldwide, Small Company Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value, Bond, Global Bond, Investment Grade Bond and Intermediate Maturity Bond Funds may invest in securities of foreign issuers and may enter into forward foreign currency exchange contracts, or buy or sell options on foreign currencies, in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

    A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

    Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

    The Funds generally will not enter into forward contracts with a term of greater than one year.

    Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

    The Funds' ability to engage in transactions in currency forward contracts and options may be limited by tax considerations.

    Each Fund, in conjunction with its transactions in forward contracts, options and futures (including the International Equity, Worldwide and Global Bond Funds' transactions in options on securities described below), will maintain in a segregated account with its custodian cash or high grade liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

Options
-------

    As described in the Prospectus, the International Equity, Worldwide, High Yield, Small Company Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value, Global Bond, Investment Grade Bond and Intermediate Maturity Bond Funds each may, for hedging purposes, purchase and sell call and put options on securities it owns or intends to purchase.

    An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

    If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

    The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

    Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

    An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price or currency value movements within a given time frame. To the extent interest rates, stock prices or currency values move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

    The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of each Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Funds intend to comply with this position.

    Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


    The trustees and officers of the Trust and their principal occupations during the past five years are as follows:

 EARL W. FOELL -- Trustee.  43 Black Horse Lane, Cohasset, Massachusetts.
                  -------
 Retired; formerly Editor in-Chief, World Monitor Magazine and Editor-in-Chief, The Christian Science Monitor.

 RICHARD S. HOLWAY  -- Trustee.  1314 Seaspray Lane, Sanibel, Florida.  Retired;
                       -------
 formerly, Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

 TERRY R. LAUTENBACH -- Trustee.  Shennamere Road, Darien, Connecticut.
                        -------
 Retired; formerly Senior Vice President, International Business Machines Corporation. Director, Air Products and Chemicals, Inc., Melville Corp., and Varian Associates, Inc.

 MICHAEL T. MURRAY -- Trustee.  404 N. Western Ave., Lake Forest, Illinois.
                      -------
 Retired; formerly, Vice President, Loomis Sayles.

 DANIEL J. FUSS -- President and Trustee.  Executive Vice President and
                   ---------     -------
 Director, Loomis Sayles.

 SHEILA M. BARRY -- Secretary.  Assistant General Counsel and Vice President,
                    ---------
 Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

 ROBERT J. BLANDING -- Executive Vice President.  465 First Street West, Sonoma,
                       ------------------------
 California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

 JEROME A. CASTELLINI -- Vice President.  Three 1st National Plaza, Chicago,
                         --------------
 Illinois.  Vice President and Director, Loomis Sayles.

 MARY C. CHAMPAGNE -- Vice President.  1533 N. Woodward, Bloomfield Hills,
                      --------------
 Michigan. Vice President, Loomis Sayles; formerly, portfolio manager, NBD Bank.

 E. JOHN deBEER -- Vice President.   Vice President, Loomis Sayles.
                  --------------

 PAUL H. DREXLER -- Vice President.  Vice President, Loomis Sayles; formerly
                    --------------
 Vice President, Brown Brothers Harriman & Co.

 WILLIAM H. EIGEN, JR. -- Vice President.  Vice President, Loomis Sayles;
                          --------------
 formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

 QUENTIN P. FAULKNER -- Vice President.  Vice President, Loomis Sayles.
                       --------------

 MARTHA F. HODGMAN -- Vice President.  Vice President, Loomis Sayles.
                     --------------

 MARK W. HOLLAND -- Treasurer.  Vice President -- Finance and Administration and
                    ---------
 Director, Loomis Sayles.

 JOHN HYLL -- Vice President.  35 North Lake Avenue, Pasadena, California.  Vice
              --------------
 President, Loomis Sayles.

 FRANK E. JEDLICKA -- Vice President.  Vice President, Loomis Sayles.
                     --------------

 JEFFREY L. MEADE -- Vice President.  Chief Operating Officer and Director,
                    --------------
 Loomis Sayles.

 KENT P. NEWMARK -- Vice President.  555 California Street, San Francisco,
                    --------------
 California.  Vice President, Loomis Sayles.

 JEFFREY C. PETHERICK. -- Vice President.  1533 N. Woodward, Bloomfield Hills,
                          --------------
 Michigan.  Vice President, Loomis Sayles.

 SANDRA P. TICHENOR -- Vice President.  465 First Street West, Sonoma,
                       --------------
 California. General Counsel and Vice President, Loomis Sayles. Formerly, Partner, Heller Ehrmeyer White & McAuliffe.

 JEFFREY W. WARDLOW -- Vice President.  1533 N. Woodward, Bloomfield Hills,
                       --------------
 Michigan.  Vice President, Loomis Sayles.

 JOHN F. YEAGER -- Vice President.  Vice President, Loomis Sayles; formerly Vice
                   --------------
 President -- Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

        Previous positions during the past five years with Loomis Sayles are omitted, if not materially different.

        Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers or employees of Loomis Sayles. Each trustee who is not a director, officer or employee of Loomis Sayles is compensated at the rate of $12,500 per annum.

                               Compensation Table
                      for the year ended December 31, 1995
--------------------------------------------------------------------------------

     (1)                      (2)                    (3)                    (4)                       (5)
                                                                                                     Total
                                                  Pension or             Estimated                Compensation
                           Aggregate         Retirement Benefits           Annual                From Trust and
 Name of Person,          Compensation        Accrued as Part of       Benefits Upon              Fund Complex*
    Position               from Trust           Fund Expenses            Retirement              Paid to Trustee
===================================================================================================================

Earl W. Foell,               $12,500                N/A                      N/A                     $12,500
Trustee

Richard S. Holoway,          $12,500                N/A                      N/A                     $12,500
Trustee

Terry R. Lautenbach,         $12,500                N/A                      N/A                     $12,500
Trustee

Michael T. Murray,           $12,500                N/A                      N/A                     $12,500
Trustee

 *No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

      As of October 7, 1996 the officers and trustees of the Trust owned beneficially shares of each Fund as follows: 81,634.024 shares of the Growth Fund, 70,733.812 shares of the Core Value Fund, 128,292.804 shares of the Small Cap Value Fund, 91,218.347 shares of the International Equity Fund, 66,800.994 shares of the Worldwide Fund, 463,832.088 shares of the Bond Fund, 103,201.992 shares of the Global Bond Fund, 42,421.505 shares of the U.S. Government Securities Fund, 86,122.06 shares of the Municipal Bond Fund, and 59,552.991 shares of the Short-Term Bond Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis-Sayles Funded Pension Plan (the "Pension Plan"). As of October 7, 1996, the Pension Plan and the Profit Sharing Plan, respectively, owned the following percentages of the outstanding shares of the indicated Funds: 12% and 29% of the Growth Fund, 15% and 18% of the Core Value Fund, 8% and 6% of the International Equity Fund, 22% and 7% of the U.S. Government Securities Fund, and 30% and 10% of the Small Cap Value Fund. As of October 7, 1996, the Profit Sharing Plan also owned 10% of the Global Bond Fund and 6% of the Short-Term Bond Fund and the Pension Plan also owned 84% of the Worldwide Fund. These amounts include shares of the Profit Sharing Plan held for the accounts of employees and former employees of Loomis Sayles who are trustees or officers of the Trust. The trustee of the Pension Plan is Shawmut Bank of Boston, NA. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are E.

John deBeer, Quentin P. Faulkner, Sandra P. Tichenor, Larry K. Shaw, Kathleen C. Gaffney, Mark W. Holland, and Patrick P. Hurley, all of whom are officers and employees of Loomis Sayles and (except for Messrs. Faulkner, Hurley and Shaw and Ms. Gaffney) trustees or officers of the Trust. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts. At the date of this Statement of Additional Information, no officer or trustee, and as of October 7, 1996, except as noted below, no person, owns more than 5% of the outstanding shares of any Fund.


Shareholder                                             Address                 Shares Held
-----------                                             -------                 -----------

Growth Fund
-----------

Grosse Pointe Woods Employee Retirement System          20025 Mack Plaza                               11%
                                                        Grosse Pointe Woods, MI 48236-2343

Loomis, Sayles & Company Employees'
Profit Sharing Retirement Plan*                         One Financial Center                           29%
                                                        Boston, MA  02111-2621

Loomis-Sayles' Funded Pension Plan                      One Financial Center                           12%
                                                        Boston, MA 02111-2621

Core Value Fund
---------------

Loomis-Sayles' Funded Pension Plan                      One Financial Center                           15%
                                                        Boston, MA  02111-2602

Asbestos Workers Local 84 Pension Fund                  c/o Loomis Sayles & Company                     8%
                                                        1533 North Woodward
                                                        Bloomfield Hills, MI 4830-2864
Loomis, Sayles & Company Employees'
Profit Sharing Retirement Plan                          One Financial Center                           18%
                                                        Boston, MA 02111-2621

Small Cap Value Fund
--------------------

Loomis, Sayles & Company Employees'                     One Financial Center                           10%
Profit Sharing Retirement Plan                          Boston, MA 02111-2602

IATSE Local 33 Pension Plan                             700 S. Flower Street                            5%
                                                        Suite 250
                                                        Los Angeles, CA 90017

Charles Schwab & Co., Inc.                              101 Montgomery Street                           5%
                                                        San Francisco, CA 94104

Smith Barney                                            333 West 34th Street                            6%
                                                        New York, NY 10001

Worldwide Fund
--------------

Loomis-Sayles' Funded Pension Plan*                     One Financial Center                           84%
                                                        Boston, MA  02111-2602

Loomis, Sayles & Company Employees'                     One Financial Center                           14%
Profit Sharing Retirement Plan                          Boston, MA  02111-2602


Bond Fund
---------

Donaldson Lufkin Jenrette Pershing Division             P.O. Box 2052                                   5%


                                                        Jersey City, NJ 07303

Charles Schwab & Co. Inc.                               101 Montgomery Street                           7%
                                                        San Francisco, CA  94104-4122

Charles Schwab & Co., Inc.                              101 Montgomery Street                          37%
                                                        San Francisco, CA  94104-4122

Global Bond Fund
----------------

Desert States UFCW Unions and                           P.O. Box 9800                                  22%
Employers Pension Fund                                  Calabasas, CA  91372-0800

Loomis, Sayles & Company Employees'                     One Financial Center                           10%
Profit Sharing Retirement Plan                          Boston, MA  02111-2602

Loomis-Sayles' Funded Pension Plan                      One Financial Center                           30%
                                                        Boston, MA 02111-2621

Kayman Corp. Master Trust                               Post Office Box 92800                          16%
                                                        Rochester, NY 14692

U.S. Government Securities Fund
-------------------------------

Loomis, Sayles & Company, L.P.                          One Financial Center                           24%
                                                        Boston, MA 02111-2621

Loomis-Sayles' Funded Pension Plan                      One Financial Center                           22%
                                                        Boston, MA 02111-2621

Loomis, Sayles & Company                                One Financial Center                            7%
Employees' Retirement Trust                             Boston, MA 02111

Plumbers & Pipefitters Regular                          1533 North Woodward
Welfare Fund                                            Suite 300
                                                        Bloomfield Hills, MI 48301

Municipal Bond Fund
-------------------

Elinor J. Rousseau Trust dtd 10/14/88                   1071 North Renaud                               5%
                                                        Grosse Point Woods, MI 48236-1727

John W. George, Jr. Trust uad 12/6/90                   590 Renaud                                      5%
                                                        Grosse Pointe, MI 48236

Sally B. Searle Kinship Capital                         400 Skokie Blvd.,Suite 675                     13%
                                                        Northbrook, IL  60062-7906

Short-Term Bond Fund
--------------------

Charles Schwab & Co., Inc.                              101 Montgomery Street                           9%
                                                        San Francisco, CA 94101

Plumbers & Pipefitters Reg. Welfare Fund                1533 North Woodward, Suite 300                  9%
c/o Loomis, Sayles & Company                            Bloomfield Hills, MI  48304-2864

Plumbers & Pipefitters Local #189                       1230 Kinnear Road                              11%
Retirement Savings                                      Columbus, OH  43212-1154

Loomis, Sayles & Company Employees'                     One Financial Center                           11%
Profit Sharing Retirement Plan                          Boston, MA 02111-2602

High Yield Fund
---------------

Loomis, Sayles & Company, L.P.                          One Financial Center                           47%
                                                        Boston, MA 02111

Daniel J. Fuss                                          44 Longfellow Road                             47%
                                                        Wellesley, MA 02181

International Equity Fund
-------------------------

Loomis, Sayles' Funded Pension                          One Financial Center                           8%
Plan                                                    Boston, MA 02111

Loomis, Sayles & Company                                One Financial Center                           6%
Employees' Profit Sharing                               Boston, MA 02111
Retirement Trust

City of Livonia Employees                               33000 Civic Center Drive                      11%
Retirement System                                       Livonia, MI 48154

The Security Mutual Life                                Post Office Box 82248                          5%
Insurance Company of Lincoln,                           Lincoln, NE 68501-2248
Nebraska

IATSE Local 33 Pension Plan                             700 S. Flower Street, Suite 250                6%
                                                        Los Angeles, CA 90017

Misericordia Home                                       6300 N. Ridge Avenue                           8%
                                                        Chicago, IL 60660

 To the extent any of the shareholders listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

--------------------------------------------------------------------------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

--------------------------------------------------------------------------------



    Advisory Agreements.  Loomis Sayles serves as investment adviser under a
    -------------------
separate advisory agreement relating to each of the Bond and High Yield Funds, each dated August 30, 1996, relating to the Growth, Core Value, Small Cap Value, International Equity, Worldwide, Global Bond, U.S. Government Securities, Municipal Bond and Short-Term Bond Funds, each dated August 30, 1996, as revised January 1, 1997, and relating to each of the Small Company Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value, Investment Grade Bond, and Intermediate Maturity Bond Funds, each dated December 1, 1996. The advisory agreements relating to each of the Growth, Core Value, Small Cap Value, International Equity, Worldwide, Global Bond, U.S. Government Securities, Municipal Bond and Short-Term Bond Funds were amended effective January 1, 1997 solely for the purpose of reducing the fees payable thereunder. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the board of trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:


              Fund                           Fee Rate
              ----                           --------

              Growth                             .50%
              Core Value                         .50
              Small Cap Value                    .75
              International Equity               .75
              Worldwide                          .75
              Small Company Growth               .75
              Mid-Cap Value                      .75
              Mid-Cap Growth                     .75
              Strategic Value                    .50
              Bond                               .60
              High Yield                         .60
              Global Bond                        .60
              U.S. Government Securities         .40
              Municipal Bond                     .40
              Short-Term Bond                    .25
              Investment Grade Bond              .40
              Intermediate Maturity Bond         .40

    During the periods shown below, pursuant to advisory agreements in effect prior to January 1, 1997 under which fees were payable to Loomis Sayles at the following annual rates by the indicated Funds (expressed as a percentage of average daily net assets): Growth, 0.75%; Core Value, 0.75%; International Equity, 1.00%; Small Cap Value, 1.00%; Bond, 0.60%; Global Bond, 0.75%; U.S. Government, 0.60%; Municipal Bond, 0.60%; Short Term Bond, 0.50%; Worldwide, 0.75%; High Yield, 0.60%, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:

-----------------------------------------------------------------------------------------------------------------
                           Fiscal Year Ended 12/31/93  Fiscal Year Ended 12/31/94   Fiscal Year Ended 12/31/95
-----------------------------------------------------------------------------------------------------------------
                                         Fee Waivers                  Fee Waivers                   Fee Waivers
                             Advisory    and Expense    Advisory      and Expense       Advisory    and Expense
           Fund                Fees      Assumptions      Fees        Assumptions         Fees      Assumptions
=================================================================================================================
Growth                       $219,374               $0  $248,311                $0      $319,009               $0
-----------------------------------------------------------------------------------------------------------------
Core Value                    126,150            9,278   188,066                 0       243,025                0
-----------------------------------------------------------------------------------------------------------------
Small Cap Value               510,844                0   790,607                 0       839,470                0
-----------------------------------------------------------------------------------------------------------------
International Equity          342,180           74,582   670,041                 0       781,765                0
-----------------------------------------------------------------------------------------------------------------
Worldwide*                        N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Small Company Growth*             N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Mid-Cap Value*                    N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Mid-Cap Growth*                   N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Strategic Value*                  N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Bond                          258,919                0   511,925                 0       917,444                0
-----------------------------------------------------------------------------------------------------------------
Global Bond                   124,151              923   196,543                 0       106,447           26,849
-----------------------------------------------------------------------------------------------------------------
U.S. Government Securities     92,507           44,697   106,524            39,088       107,644           39,836
-----------------------------------------------------------------------------------------------------------------
Municipal Bond                 23,685           87,687    36,708            83,642        45,872           77,750
-----------------------------------------------------------------------------------------------------------------
Short-Term Bond                61,066           67,014    81,344            53,010       124,536            6,383
-----------------------------------------------------------------------------------------------------------------
High Yield Fund*                  N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Investment Grade Bond*            N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------
Intermediate Maturity Bond*       N/A              N/A       N/A               N/A           N/A              N/A
-----------------------------------------------------------------------------------------------------------------


*The Worldwide, High Yield, Investment Grade Bond, Small Company Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value and Intermediate Maturity Bond Funds had not commenced operations on December 31, 1995.

    The Trust pays the compensation of its trustees who are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

    Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. At present, the most restrictive state annual expense limitation is 2 1/2% of a Fund's average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1/2% of such assets in excess of $100,000,000. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances which would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

    As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

    Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

    Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Capital Growth Fund, New England Strategic Income Fund, New England Star Advisers Fund and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company, and to the Balanced Series, the Avanti Growth Series and the Small Cap Series of New England Zenith Fund, which is also a registered open-end management investment company, as well as to Loomis Sayles Investment Trust, also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.

    Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.

    Certain officers and trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

    Custodial Arrangements.  State Street Bank and Trust Company ("State Street
    ----------------------
Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

    Independent Accountants.  The Fund's independent accountants are Coopers &
    -----------------------
Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in each Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1995 Annual Report have been so incorporated, in reliance on the reports of Coopers & Lybrand, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

--------------------------------------------------------------------------------

    Funds Other Than the International Equity and Worldwide Funds.  In placing
    -------------------------------------------------------------
orders for the purchase and sale of portfolio securities for each Fund other than the International Equity and Worldwide Funds, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

    Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

    Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Loomis Sayles may, however, consider purchases of shares of the Trust by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Trust's securities transactions.

    International Equity and Worldwide Funds.  In placing orders for the
    ----------------------------------------
purchase and sale of securities for the International Equity and Worldwide Funds, Loomis Sayles follows the same policies as for the other Funds, except that Loomis Sayles may cause the International Equity and Worldwide Funds to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for those Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles's overall responsibilities to the Trust and its other clients. Loomis Sayles's authority to cause the International Equity and Worldwide Funds to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

    The following three tables set forth, for the fiscal years ended
December 31, 1993, December 31, 1994 and December 31, 1995, respectively,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which brokerage commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such period. Funds not listed in a table did not pay brokerage commissions during the relevant period.

                                               Fiscal Year Ended December 31, 1993

                                                (1)           (2)             (3)
                                             Aggregate                    Commissions
                                             Brokerage     Directed       on Directed
     Fund                                    Commissions   Transactions   Transactions
     ----                                    -----------   ------------   ------------
Growth                                          $ 55,531   $ 42,446,050       $ 55,531

Core Value                                      $ 37,310   $ 23,193,564       $ 37,310

Small Cap Value                                 $144,907   $110,080,231       $144,907

International  Equity                           $469,853   $111,972,892       $469,853

                                               Fiscal Year Ended December 31, 1994

                                                (1)           (2)             (3)
                                             Aggregate                    Commissions
                                             Brokerage     Directed       on Directed
     Fund                                    Commissions   Transactions   Transactions
     ----                                    -----------   ------------   ------------
Growth                                          $ 44,867   $ 35,606,334       $ 44,867

Core Value                                      $ 50,131   $ 28,909,781       $ 50,131

Small Cap Value                                 $179,677   $130,509,692       $179,677

International  Equity                           $712,614   $158,862,963       $712,614

                                               Fiscal Year Ended December 31, 1995

                                                (1)           (2)             (3)
                                             Aggregate                    Commissions
                                             Brokerage     Directed       on Directed
     Fund                                    Commissions   Transactions   Transactions
     ----                                    -----------   ------------   ------------
Growth                                          $ 49,657   $ 43,318,381       $ 49,657

Core Value                                      $ 55,978   $ 13,062,283       $ 20,980

Small Cap Value                                 $584,643   $  8,919,867       $ 21,655

International  Equity                           $824,038   $198,137,121       $824,038

--------------------------------------------------------------------------------

                            DESCRIPTION OF THE TRUST

--------------------------------------------------------------------------------


    The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

    The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

    The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

    The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the U.S. Government Securities and Municipal Bond Funds) are currently divided into two classes, designated Retail Class and Institutional Class. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the trustees may also terminate the Trust or any Fund upon written notice to the shareholders. As a matter of policy, however, the trustees will not terminate the Trust or any Fund without submitting the matter to a vote of the shareholders of the Trust or the relevant Fund.

Voting Rights
-------------

    As summarized in each Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

    The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

    There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

    Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

    Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability
---------------------------------

    Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

    The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

--------------------------------------------------------------------------------

                               HOW TO BUY SHARES

--------------------------------------------------------------------------------

    The procedures for purchasing shares of each Fund are summarized in the Fund's Prospectuses under "How to Purchase Shares."

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

    The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: Christmas Day, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the board of trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

Open Accounts
-------------

    A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. Certificates representing shares are issued only upon written request to BFDS but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

    The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

    The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan
--------------------------

    A Systematic Withdrawal Plan, referred to in each Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided therein, provided that the account has a value of at least $10,000 at the time the plan is established.

    Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

    Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege
------------------

    Shareholders may redeem their shares of any Fund and have the proceeds applied on the same day to purchase shares of any other Fund or of New England Cash Management Trust or New England Tax Exempt Money Market Trust. Exchange of shares of the High Yield Fund purchased within one year of such exchanges will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the High Yield Fund purchased by exchange of shares of another fund, the one-year period shall be deemed to begin on the date of such purchase by exchange. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirement of the fund into which the exchange is being made. This option is summarized in each Prospectus under "Shareholder Services--Free Exchange Privilege."

    Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with BFDS, or
(2) sending a written exchange request to BFDS accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice.

    An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs
----

    Under "Shareholder Services--Retirement Plans," each Prospectus refers to IRAs established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund, although it is expected that shares of the Municipal Bond Fund would ordinarily not be an appropriate investment for these plans.

    All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

    Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

--------------------------------------------------------------------------------

                                  REDEMPTIONS

--------------------------------------------------------------------------------

    The procedures for redemption of Fund shares are summarized in each Prospectus under "How to Redeem Shares."

    Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in each Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $10,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

    If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to BFDS at 800-626-9390. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by BFDS prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by BFDS and a new request will be necessary.

    In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from BFDS. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to BFDS a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, BFDS and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone.

    The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by BFDS in proper form, less, in the case of the High Yield Fund, a redemption fee of 2.00% of the amount redeemed with respect to shares of that Fund redeemed within one (1) year of purchase, if applicable. To the extent that shares are redeemed at a time when other shares of the Fund are being purchased, Loomis Sayles will treat the redemption (up to the amount being concurrently purchased) as involving minimal brokerage and transaction costs and will charge any redemption fee only with respect to the excess, if any, of the amount of the redemption over the amount of the concurrent purchase. If there is more than one redemption at the time of a concurrent purchase, each of the redeeming shareholders will share, pro rata, in the reduction in redemption fee caused by the concurrent purchase. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

    Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

    A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

--------------------------------------------------------------------------------

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

--------------------------------------------------------------------------------

    As described in each Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

    Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to BFDS. In order for a change to be in effect for any dividend or distribution, it must be received by BFDS on or before the record date for such dividend or distribution.

    As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

    Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Municipal Bond Fund, as described in the Fund's Prospectuses) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for 12 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

    Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

    The International Equity, Worldwide and Global Bond Funds each may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section

904 of the Code, which in general limit the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The International Equity, Worldwide and Global Bond Funds will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by each such Fund to foreign countries.

    Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

    Each Fund may limit its investments in certain "passive foreign investment companies" in order to avoid certain taxes that arise as a result of such investments.

    Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

    Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

    The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

    The financial statements of each Fund included in the Trust's 1995 Annual Report and 1996 Semiannual Report are incorporated by reference to such Reports.


--------------------------------------------------------------------------------
                     CALCULATION OF YIELD AND TOTAL RETURN

--------------------------------------------------------------------------------

    Yield.  Yield with respect to a Fund will be computed by dividing such
    -----
Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' shares and to the relative risks associated with the investment objectives and policies of the Funds.

    At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

    Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of that Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

    Total Return.  Total Return with respect to a Fund is a measure of the
    ------------
change in value of an investment in such Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

--------------------------------------------------------------------------------
                            PERFORMANCE COMPARISONS

--------------------------------------------------------------------------------

    Yield and Total Return.  Each Fund may from time to time include its total
    ----------------------
return information in advertisements or in information furnished to present or prospective shareholders. Each of the Bond, Global Bond, U.S. Government Securities, Municipal Bond, Short-Term Bond, Investment Grade Bond and Intermediate Maturity Bond Funds may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

    Lipper Analytical Services, Inc. distributes mutual fund rankings monthly.
    --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

    Micropal, Inc. distributes mutual fund rankings weekly and monthly.  The
    --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

    Morningstar, Inc. distributes mutual fund ratings twice a month.  The
    -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

    CDA/Weisenberger's Management Results publishes mutual fund rankings and is
    -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

    Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

    Consumer Price Index.  The Consumer Price Index, published by the U.S.
    --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

    Dow Jones Industrial Average.  The Dow Jones Industrial Average is a market
    ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

      Lehman Brothers Government/Corporate Bond Index.  The Lehman Brothers
      ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

    Lehman Brothers 1-3 Year Government Index.  The Index contains fixed rate
    ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

    Lehman Brothers Government Bond Index.  The Lehman Brothers Government Bond
    --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

    Lehman Brothers Municipal Bond Index.  The Lehman Brothers Municipal Bond
    -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

    MSCI-EAFE Index.  The MSCI-EAFE Index contains over 1000 stocks from 20
    ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

    MSCI-EAFE ex-Japan Index.  The MSCI-EAFE ex-Japan Index consists of all
    -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

    Merrill Lynch Government/Corporate Index.  The Merrill Lynch Government/
    -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

    Merrill Lynch High Yield Index.  The Merrill Lynch High Yield Index includes
    -------------------------------
over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

    Russell 2000 Index.  The Russell 2000 Index is comprised of the 2000
    ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

    Salomon Brothers World Government Bond Index.  The Salomon Brothers World
    --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

    Standard & Poor's/Barra Growth Index.  The Standard & Poor's/Barra Growth
    -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

    Standard & Poor's/Barra Value Index.  The Standard & Poor's/Barra Value
    ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

    Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").  The S&P
    ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

    From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

--------------------------------------------------------------------------------
                                PERFORMANCE DATA

--------------------------------------------------------------------------------

    The manner in which total return and yield of the Funds will be calculated for public use is described above. The following table summarizes the calculation of total return and yield for the Funds, where applicable, (i) for the one-year period ended June 30, 1996, (ii) for the three-year period ended June 30, 1996 and (iii) the five-year period ended June 30, 1996 and (iv) since the commencement of operations (May, 1991 for all Funds other than the Short-Term Bond and Worldwide Funds, August, 1992 for the Short-Term Bond Fund, and May, 1996 for the Worldwide Fund) through June 30, 1996. No shares of any of the High Yield, Investment Grade Bond, Small Company Growth, Mid-Cap Value, Mid-Cap Growth, Strategic Value and Intermediate Maturity Bond Funds were outstanding as of June 30, 1996.

                                                      PERFORMANCE DATA*

                                                                                        Average
                                        Average        Average        Average           Annual
                                         Annual         Annual         Annual            Total
                                       Total Return   Total Return   Total Return        Return
                                         for the        for the        for the          from the
                         Current         One-Year      Three-Year     Five-Year        Commencement
                           SEC            Period         Period         Period         of Operations**
                          Yield            ended          ended          ended            through
                        at 6/30/96        6/30/96        6/30/96        6/30/96           6/30/96
                        ----------        -------        -------        -------           -------
FUND
----
Growth                         N/A           23.6%          13.6%          15.1%             14.5%
Core Value                     N/A           20.1%          15.4%          14.6%             14.1%
Small Cap Value                N/A           36.6%          17.2%          21.3%             20.3%
International Equity           N/A            6.5%          12.7%          10.7%              9.2%
Worldwide                      N/A            N/A            N/A            N/A               1.2%
Bond                           8.0%          11.7%          11.2%          14.6%             13.8%
Global Bond                    7.0%          23.2%           9.2%          11.1%              9.8%
U.S. Government                6.6%           3.5%           4.8%           9.8%              9.6%
 Securities
Municipal Bond                 4.8%           5.8%           4.2%           7.4%              7.3%
Short-Term Bond                5.9%           4.9%           5.1%           N/A               5.4%


 *Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows: Growth, 15.0% and 14.4% for the five-year period and the period since commencement of operations, respectively; Core Value, 14.4% and 13.9% for the five-year period and the period since commencement of operations, respectively; Small Cap Value, 21.1 and 20.2% for the five-year period and the period since commencement of operations, respectively; International Equity, 12.6%, 10.3% and 8.8% for the three-year period, the five-year period and the period since commencement of operations, respectively; Bond, 14.4% and 13.6% for the five-year period and the period since commencement of operations, respectively; Global Bond, ____% (yield), and 22.7%, 9.1%, 10.7% and 9.3% for the one-year period, the three-year period, the five-year period and the period since commencement of operations, respectively; U.S. Government Securities, ____% (yield), and 3.3%, 4.7%, 9.4% and 9.2% for the one-year period, the three-year period and the period since commencement of operations, respectively; Municipal Bond, ____% (yield), and 4.5%, 2.9%, 3.9% and 3.5% for the one-year period, the three-year period, the five-year period and the period since commencement of operations, respectively; and Short-Term Bond, ____% (yield), and 4.8%, 4.9% and 4.9% for the one-year period, the three-year period and the period since commencement of operations, respectively.

 **Inception dates of the Growth, Core Value, Small Cap Value, International Equity, Worldwide, Bond, Global Bond, U.S. Government Securities, Municipal Bond and Short-Term Bond Funds are May 16, 1991, May 13, 1991, May 16, 1991, May 10, 1991, May 1, 1996, May 16, 1991, May 10, 1991, May 21, 1991, May 29, 1991 and
August 3, 1992, respectively.

                                                                 APPENDIX A
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report

Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes


Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post

Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                                                 APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

 . Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

 . Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 . Specific and general investment philosophies, strategies, processes and techniques

 . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .  Industry conferences at which Loomis Sayles participates

 . Current capitalization, levels of profitability and other financial information

 . Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 . The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 . Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .  Current and historical statistics relating to:

   -total dollar amount of assets managed
   -Loomis Sayles assets managed in total and by Fund
   -the growth of assets
   -asset types managed

 . Individuals who have achieved business, professional or personal success through the "Power of a Passion." These individuals are not investors in the Funds, do not have any other relationship to the Funds or their adviser and their success is not attributable to the Funds or their adviser. In instances where these advertisements describe successful business ventures, the Funds or Loomis Sayles may or may not invest in these ventures.

    References may be included in Loomis Sayles Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

 . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.

Part C.    OTHER INFORMATION
           -----------------

Item 24.   Financial Statements and Exhibits
           ---------------------------------

  (a) Financial statements: See "Financial Highlights" contained in the Prospectus.

  (b)      Exhibits:

           1.       Agreement and Declaration of Trust.(1)

           2.       By-Laws.(1)

           3.       Not Applicable.

           4.       Form of Share Certificate.(2)

           5.       Form of Investment Advisory Agreement.(1)

           5(a). Form of Amendment No. 1 to Investment Advisory Agreement for the Growth Fund.

           5(b). Form of Amendment No. 1 to Investment Advisory Agreement for the Core Value Fund.

           5(c). Form of Amendment No. 1 to Investment Advisory Agreement for the Small Cap Value Fund.

           5(d). Form of Amendment No. 1 to Investment Advisory Agreement for the International Equity Fund.

           5(e). Form of Amendment No. 1 to Investment Advisory Agreement for the Worldwide Fund.

           5(f). Form of Amendment No. 1 to Investment Advisory Agreement for the Global Bond Fund.

           5(g). Form of Amendment No. 1 to Investment Advisory Agreement for the U.S. Government Securities Fund.

           5(h). Form of Amendment No. 1 to Investment Advisory Agreement for the Municipal Bond Fund.

           5(i) Form of Amendment No. 1 to Investment Advisory Agreement for the Short-Term Bond Fund.

           5(j) Form of Investment Advisory Agreement for the Small Company Growth Fund.

           5(k). Form of Investment Advisory Agreement for the Investment Grade Bond Fund.

           5(l).     Form of Investment Advisory Agreement for the Mid-Cap Value
                     Fund.

           5(m)      Form of Investment Advisory Agreement for the Mid-Cap
                     Growth Fund.

           5(n) Form of Investment Advisory Agreement for the Strategic Value Fund.

           5(o) Form of Investment Advisory Agreement for the Intermediate Maturity Bond Fund.

           6.        Form of Distribution Agreement.

           7.        Not Applicable.

           8.        Form of Custodian Agreement.(2)

           9.        Form of Shareholder's Servicing and Transfer Agent
                     Agreement.(2)

           10.       Opinion and Consent of Counsel.

           11.       Consent of Coopers & Lybrand L.L.P.

           12.       Not Applicable.

           13(a).    Investment Representation Regarding Initial Shares.(2)

           13(b).    Form of Organizational Expense Reimbursement Agreement.(2)

           14.       Form of IRA prototype documents.(2)

           15.       Form of Distribution Plan.

           16.       Schedule for Performance Computations.

           17(a). Financial Data Schedule for Institutional Class shares of Loomis Sayles Growth Fund.

           17(b). Financial Data Schedule for Institutional Class shares of Loomis Sayles Core Value Fund.

           17(c). Financial Data Schedule for Institutional Class shares of Loomis Sayles Small Cap Value Fund.

           17(d). Financial Data Schedule for Institutional Class shares of Loomis Sayles International Equity Fund.

           17(e). Financial Data Schedule for Institutional Class shares of Loomis Sayles Worldwide Fund.

           17(f). Financial Data Schedule for Institutional Class shares of Loomis Sayles Bond Fund.

           17(g). Financial Data Schedule for Institutional Class shares of Loomis Sayles Global Bond Fund.

           17(h). Financial Data Schedule for Institutional Class shares of Loomis Sayles U.S. Government Securities Fund.

           17(i). Financial Data Schedule for Institutional Class shares of Loomis Sayles Municipal Bond Fund.

           17(j). Financial Data Schedule for Institutional Class shares of Loomis Sayles Short-Term Bond Fund.

           18.       Form of Rule 18f-3(d) Plan.

           19.       Powers of Attorney.(4)

--------------------

(1) Incorporated by reference to the similarly numbered Exhibit to this Registration Statement as originally filed with the Commission on February 22, 1991.

(2) Incorporated by reference to the similarly numbered Exhibit to Pre-Effective Amendment No. 2 to this Registration Statement filed with the Commission on May 6, 1991.

(3) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 6 to this Registration Statement filed with the Commission on May 1, 1995.

(4) Incorporated by reference to Exhibit No. 17 to Post-Effective Amendment No. 7 to this Registration Statement filed with the Commission on February 16, 1996.

(5) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 9 to this Registration Statement filed with the Commission on June 21, 1996.

(6) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 10 to this Registration Statement filed with the Commission on August 30, 1996.

Item 25.   Persons Controlled by or under Common Control with Registrant
           -------------------------------------------------------------

           Not Applicable.

Item 26.   Number of Holders of Securities
           -------------------------------

                                        Number of Record Holders
             Fund                        (as of October 7, 1996)
             ----                       ------------------------

             Growth Fund                                            508
             Core Value Fund                                        549
             Small Cap Value Fund                                   143
             International Equity Fund                              715
             Worldwide Fund                                          14
             Bond Fund                                            7,535
             High Yield Fund                                         14
             Global Bond Fund                                       209
             U.S. Government Securities Fund                        163
             Municipal Bond Fund                                    111
             Short-Term Bond Fund                                   258

Item 27.   Indemnification
           ---------------

           Incorporated by reference to Item 27 of Post-Effective Amendment No. 1 to this Registration Statement filed on November 7, 1991.

Item 28.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

           (a) Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the adviser of the Registrant, provides investment advice to the eleven series of Loomis Sayles Investment Trust, six series of New England Funds Trust I, one series of New England Funds Trust III, and three series of New England Zenith Funds, all of which are registered investment companies, and to other organizations and individuals.

                The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111.

Item 29.   Principal Underwriters
           ----------------------

           The Trust's principal underwriter is Loomis Sayles Distributors, L.P., the sole general partner of which is Loomis Sayles Distributors, Incorporated.

Item 30.   Location of Accounts and Records
           --------------------------------

           The following companies maintain possession of the documents required by the specified rules:

           (a)   Registrant
                 Rule 31a-1(b)(4), (9), (10), (11)
                 Rule 31a-2(a)

           (b)   State Street Bank and Trust Company
                 225 Franklin Street
                 Boston, MA 02110
                 Rule 31a-1(a)
                 Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
                 Rule 31a-2(a)

           (c)   Loomis, Sayles & Company, L.P.
                 One Financial Center
                 Boston, MA  02111
                 Rule 31a-1(f)
                 Rule 31a-2(e)

Item 31.   Management Services
           -------------------

           Not applicable.

Item 32.   Undertakings
           ------------

(i) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Registrant.

(ii) The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's most recent annual report upon request and without charge.


                             ********************

                                    NOTICE


     A copy of the Agreement and Declaration of Trust of Loomis Sayles Funds (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the undersigned has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts on the 9th day of October, 1996.

                              LOOMIS SAYLES FUNDS


                              By: DANIEL J. FUSS*
                                 -------------------------
                                 Daniel J. Fuss, President


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of Loomis Sayles Funds has been signed below by the following persons in the capacities and on the date indicated.

    Signature                                  Title
    ---------                                  -----

DANIEL J. FUSS*                     President and Trustee
-----------------------------
Daniel J. Fuss


MARK W. HOLLAND*                    Treasurer, Principal, Financial Officer and
----------------------                     Principal Accounting Officer
Mark W. Holland

EARL W. FOELL*                      Trustee
---------------------------
Earl W. Foell


RICHARD S. HOLWAY*                  Trustee
----------------------
Richard S. Holway


MICHAEL T. MURRAY*                  Trustee
----------------------
Michael T. Murray

TERRY R. LAUTENBACH*                Trustee
-----------------------
Terry R. Lautenbach


*By MARK W. HOLLAND
   -----------------------------------
   Mark W. Holland, for himself and as
   Attorney-in-fact

October 9, 1996

                                 EXHIBIT INDEX


EXHIBIT NO.
-----------


5(a). Form of Amendment No. 1 to Investment Advisory Agreement for the Growth Fund.

5(b). Form of Amendment No. 1 to Investment Advisory Agreement for the Core Value Fund.

5(c). Form of Amendment No. 1 to Investment Advisory Agreement for the Small Cap Value Fund.

5(d). Form of Amendment No. 1 to Investment Advisory Agreement for the International Equity Fund.

5(e). Form of Amendment No. 1 to Investment Advisory Agreement for the Worldwide Fund.

5(f). Form of Amendment No. 1 to Investment Advisory Agreement for the Global Bond Fund.

5(g). Form of Amendment No. 1 to Investment Advisory Agreement for the U.S. Government Securities Fund.

5(h). Form of Amendment No. 1 to Investment Advisory Agreement for the Municipal Bond Fund.

5(i). Form of Amendment No. 1 to Investment Advisory Agreement for the Short-Term Bond Fund.

5(j).                             Form of Investment Advisory Agreement for the
                                  Small Company Growth Fund.

5(k).                             Form of Investment Advisory Agreement for the
                                  Investment Grade Bond Fund.

5(l).                             Form of Investment Advisory Agreement for the
                                  Mid-Cap Value Fund.

5(m)                              Form of Investment Advisory Agreement for the
                                  Mid-Cap Growth Fund.

5(n)                              Form of Investment Advisory Agreement for the
                                  Strategic Value Fund.

5(o) Form of Investment Advisory Agreement for the Intermediate Maturity Bond Fund.

6.                                Form of Distribution Agreement.

10.                               Opinion and Consent of Counsel.

11.                               Consent of Coopers & Lybrand L.L.P.

15.                               Form of Distribution Plan.

16.                               Schedule for Performance Computations.

17(a). Financial Data Schedule for Institutional Class shares of Loomis Sayles Growth Fund.

17(b). Financial Data Schedule for Institutional Class shares of Loomis Sayles Core Value Fund.

17(c). Financial Data Schedule for Institutional Class shares of Loomis Sayles Small Cap Value Fund.

17(d). Financial Data Schedule for Institutional Class shares of Loomis Sayles International Equity Fund.

17(e). Financial Data Schedule for Institutional Class shares of Loomis Sayles Worldwide Fund.

17(f). Financial Data Schedule for Institutional Class shares of Loomis Sayles Bond Fund.

17(g). Financial Data Schedule for Institutional Class shares of Loomis Sayles Global Bond Fund.

17(h). Financial Data Schedule for Institutional Class shares of Loomis Sayles U.S. Government Securities Fund.

17(i). Financial Data Schedule for Institutional Class shares of Loomis Sayles Municipal Bond Fund.

17(j). Financial Data Schedule for Institutional Class shares of Loomis Sayles Short-Term Bond Fund.

18.                               Form of Rule 18f-3(d) Plan.